SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934, as amended.

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Soliciting Material Pursuant to §§ 240.14a-12 ☐

1-800-FLOWERS.COM, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1-800-FLOWERS.COM, INC.

One Old Country Road

Carle Place, New York 11514

Notice of Annual Meeting of Stockholders

December 13, 2016

The Annual Meeting of Stockholders (the “Annual Meeting”) of 1-800-FLOWERS.COM, Inc. (the “Company”) will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the “Meeting Place”), on Tuesday, December 13, 2016 at 9:00 a.m. eastern standard time, or any adjournment thereof, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

(1)      To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors; and

(2)      If Proposal 1 is approved, to elect nine Directors to servce until the 2017 Annual Meeting or until their respective successors have been duly elected and qualified; and

(3)      If Proposal 1 is not approved, to elect three Class II Directors, to serve until the 2019 Annual Meeting or until their respective successors shall have been duly elected and qualified; and

(4)      To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2017; and

(5)      To re-approve the 2003 Long Term Incentive and Share Award Plan, as Amended and Restated on October 22, 2009; and

(6)      To approve the Section 16 Executive Officers Bonus Plan, as amended and restated as of September 14, 2016;

(7)      To transact such other matters as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on October 14, 2016 will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the Annual Meeting, you are urged to cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet or by telephone as promptly as possible. If you received a copy of the proxy materials by mail, you may sign, date and mail the proxy card in the envelope provided. Any stockholder of record attending the Annual Meeting may vote in person, even if he or she has voted over the Internet, by telephone or returned a completed proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors

/s/ Gerard M. Gallagher
Gerard M. Gallagher
Corporate Secretary

Carle Place, New York
October 31, 2016

YOUR VOTE IS EXTREMELY IMPORTANT. YOU ARE URGED TO VOTE BY TELEPHONE OR INTERNET AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOU RECEIVED A PAPER PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN AND RETURN THE PROXY CARD BY MAIL.

1-800-FLOWERS.COM, INC.
PROXY STATEMENT

October 31, 2016

This Proxy Statement is furnished to stockholders of record of 1-800-FLOWERS.COM, Inc. (the “Company”) as of October 14, 2016 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the “Meeting Place”), on Tuesday, December 13, 2016 at 9:00 a.m. eastern standard time or any adjournment thereof.

In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to every stockholder, we are now furnishing proxy materials to our stockholders on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you may not receive a printed copy of the proxy materials other than as described below. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy by telephone or over the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and did not receive proxy materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

The Securities and Exchange Commission’s rules permit us to deliver a single Notice or set of Annual Meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice or Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. at 1.800.542.1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices, proxy statements and annual reports for your household, please contact Broadridge at the above phone number or address.

Shares cannot be voted at the Annual Meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted “FOR” the amendment of our Amended and Restated Certificate of Incorporation, if Proposal 1 is approved, “FOR” the election of nine Directors named in this proxy statement, if Proposal 1 is not approved, “FOR” the election of the three Class II Directors named in this proxy statement, and “FOR” the ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm, for the fiscal year ending July 2, 2017, "FOR" the re-approval of the 2003 Long Term Incentive and Share Plan, as amended and restated as of October 22, 2009 and "FOR" the approval of the Section 16 Executive Officers Bonus Plan, as amended and restated September 14, 2016, and will be voted in accordance with the discretion of the person appointed as proxy with respect to other matters which may properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

The Annual Report of the Company (which does not form a part of the proxy solicitation materials) is being made available on www.proxyvote.com concurrently herewith to stockholders.

The mailing address of the principal executive office of the Company is One Old Country Road, Suite 500, Carle Place, New York 11514. It is anticipated that the Notice of Internet Availability of Proxy Materials is first being sent to stockholders on or about October 31, 2016. The proxy statement and form of proxy relating to the 2016 Annual Meeting is first being made available to stockholders on or about October 31, 2016.

VOTING SECURITIES

The Company has two classes of voting securities issued and outstanding, its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and its Class B common stock, par value $0.01 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), which generally vote together as a single class on all matters presented to the stockholders for their vote or approval. At the Annual Meeting, each stockholder of record at the close of business on October 14, 2016 of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned on that date as to each matter presented at the Annual Meeting and each stockholder of record at the close of business on October 14, 2016 of Class B Common Stock will be entitled to ten votes for each share of Class B Common Stock owned on that date as to each matter presented at the Annual Meeting. On October 14, 2016, 34,873,169 shares of Class A Common Stock and 29,039,444 shares of Class B Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

METHODS OF VOTING

Stockholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	By Telephone -- You can vote by telephone by calling 1.800.690.6903

●	By Internet -- You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

●	By Mail -- If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on December 12, 2016.

PROPOSAL 1

AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO

ELIMINATE CLASSIFIED BOARD STRUCTURE

Pursuant to the Company’s Third Amended and Restated Certificate of Incorporation, the Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms or until their respective successors are duly elected and qualified.  The Board of Directors currently consists of ten members, four of whom are Class I Directors whose term expires at the 2018 Annual Meeting, three of whom are Class II Directors whose term expires at this Annual Meeting and three of whom are Class III Directors whose term expires at the 2017 Annual Meeting.

Our Board of Directors has approved and declared advisable amendments to Article V of our Third Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to declassify our Board of Directors, institute annual voting for each Director to serve a one-year term beginning with the 2016 Annual Meeting and make related changes. Consistent with Delaware law for unclassified boards, the Charter Amendment will permit stockholders holding a majority of the total voting power of the Company’s outstanding common stock to remove directors either with or without cause. The Third Amended and Restated Certificate of Incorporation currently permits the removal of directors only for cause and only by the affirmative vote of not less than 66.67% of the total voting power of the Company’s outstanding common stock. The form of Charter Amendment, which is subject to stockholder approval, is set forth in Appendix A to this Proxy Statement.

Our Board of Directors also has approved, subject to the Charter Amendment becoming effective, certain conforming amendments to our Amended and Restated Bylaws (the “Bylaw Amendments”) to remove references to a classified Board and to reflect stockholders’ ability to remove directors on an unclassified Board with or without cause.

Our Board of Directors recommends that stockholders support Board declassification. Declassification of our Board of Directors would further our goal of ensuring that our corporate governance policies maximize Board accountability to stockholders and would allow stockholders the opportunity each year to register their views on the composition of our Board of Directors.

If stockholders approve the Charter Amendment, our classified Board structure will be eliminated, which will have the effect of reducing the current terms of our Class I and Class III directors so that they expire at the Annual Meeting, and nine members of our Board of Directors will stand for election for a one-year term at the Annual Meeting (Proposal 2). The Bylaw Amendments will also become effective. The incumbent Class I and Class III directors have indicated their support for the declassification of our Board of Directors by agreeing to resign from their current terms if stockholders approve the Charter Amendment, effective upon filing of the Charter Amendment.

If stockholders do not approve the Charter Amendment, the election of our three Class II Director nominees to a three-year term will proceed under the Third Amended and Restated Certificate of Incorporation as currently in effect (Proposal 3), our Class I and Class III directors will continue to serve the remainder of their respective terms, and the Bylaw Amendment will not become effective.

If approved and adopted by stockholders, the Charter Amendment will be filed with the Secretary of State of the State of Delaware immediately following certification of the voting results with respect to Proposal 1 and will be in effect immediately upon such filing.

The affirmative votes by holders of at least 66.7% of the total voting power of the Company’s outstanding Common Stock present in person or by proxy is required to approve the amendment to our Third Amended and Restated Certificate of Incorporation eliminating the classification of our Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the amendment to our Third Amended and Restated Certificate of Incorporation eliminating the classification of our Board of Directors.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION ELIMINATING THE CLASSIFICATION OF OUR BOARD OF DIRECTORS

ELECTION OF DIRECTORS

PROPOSAL 2 —

IF PROPOSAL 1 IS APPROVED, TO ELECT NINE DIRECTORS

If Proposal 1 is approved, the Board of Directors will be declassified and stockholders will vote to elect nine Directors to hold office for a one-year term. In such event, the Board of Directors has recommended Mses. Geralyn R. Breig and Celia Brown and Messrs. James Cannavino, Eugene DeMark, Leonard J. Elmore, Sean Hegarty, Christopher G. McCann, James F. McCann, and Larry Zarin for election as Directors, to serve until the 2017 Annual Meeting or until their successors are duly elected and qualified. If a nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any of the nominees will be unable to be a candidate for election.

Mr. Calcano has informed the Board of his decision to retire after this year and will not stand for election. The Board of Directors is grateful for Mr. Calcano's service over the course of his 15 years as a Director. In order to fill the vacancy, the Nominating and Corporate Governance Committee is evaluating candidates who are qualified, eligible and willing to serve on the Board of Directors, Nominating and Corporate Governance Committee and Audit Committee. We anticipate we will fill the vacancy within a reasonable time after the 2016 Annual Meeting. When the Board succeeds in filling the vacancy, such newly appointed Director will serve until the 2017 Annual Meeting.

Information regarding the director nominees is set forth below under the heading “—Information Regarding Directors and Director Nominees”.

The affirmative vote of a plurality of the Company’s outstanding Common Stock present in person or by proxy at the Annual Meeting is required to elect the nominees for Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of the Directors.

THE BOARD  RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ITS NINE DIRECTOR NOMINEES

PROPOSAL 3 —

IF PROPOSAL 1 IS NOT APPROVED, TO ELECT THREE CLASS II DIRECTORS

If Proposal 1 is not approved, the Board of Directors will remain classified and stockholders will vote to elect three Class II directors at the Annual Meeting. The Board of Directors is currently divided into three classes, with each class serving a three-year term. The term of the current Class II Directors will expire at the Annual Meeting.

In the event that Proposal 1 is not approved, the Board of Directors has recommended Messrs. Eugene DeMark, Leonard Elmore and Sean Hegarty for election as Class II Directors, to serve until the 2019 Annual Meeting or until their successors are duly elected and qualified. If a nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees.  The Board of Directors does not currently anticipate that any of the nominees will be unable to be a candidate for election.

Information regarding the director nominees is set forth below under the heading “—Information Regarding Directors and Director Nominees”.

The affirmative vote of a plurality of the Company’s outstanding Common Stock present in person or by proxy at the Annual Meeting is required to elect the nominees for Class II Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of the Class II Directors.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. EUGENE DEMARK, LEONARD ELMORE AND SEAN HEGARTY AS CLASS II DIRECTORS

Information Regarding Directors and Director Nominees

Our Board of Directors currently consists of three Classes of Directors with each Director serving a staggered three-year term. The Class I Directors are Mses. Geralyn R. Breig and Celia Brown and Messrs. Lawrence Calcano and James A. Cannavino. The Class II Directors are Messrs. Eugene DeMark, Leonard Elmore and Sean Hegarty. The Class III Directors are Messrs. James F. McCann, Christopher G. McCann and Larry Zarin. The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the nominees to be elected at the meeting and, in the event that Proposal 1 is not approved, the directors whose terms of office will extend beyond the meeting, during the last five years has been furnished to the Company by the nominee or director.

Geralyn R. Breig, age 54, has been a Director of the Company since January 2012. Ms. Breig has served as President of Clarks, Americas Region, a division of the global, privately held footwear company C & J Clark Ltd. headquartered in England from 2014 through 2016. Prior to Clarks she worked for Avon Products Inc. where she served as  President of Avon North America and General Manager of Avon USA from 2008 to 2011. Prior to that, she was Senior Vice President & Brand President of Avon’s Global Marketing Business Unit from 2005-2008. Ms. Breig held several executive positions at the Campbell Soup Company from 1995 to 2005. She began her career in brand management for the Beauty Care Division at The Procter & Gamble Company and from 1986 to 1995, she held several managerial positions at Kraft Foods, Inc. Ms. Breig has been a Director of Welch Foods Inc. since 2012 where she is a member of the Audit and Nominating and Governance committees.

Ms. Breig’s career has focused on brand and product management at the management and executive level. She provides the Board with a brand management strategy, executive management experience and operational insights. We believe these experiences, qualifications, attributes and skills qualify her to serve as a member of our Board of Directors.

Celia R. Brown, age 62, has been a director of the Company since June 2016. Ms. Brown served for five years as EVP, Group HR Director of Willis Group, a multi-billion dollar global, risk management and insurance brokerage company with operations in more than 120 countries. At Willis, Ms. Brown was an advisor to the CEO, compensation committee and Board of Directors on talent strategy, succession planning, reward strategy (including executive compensation), culture and diversity. Upon the 2016 merger of Willis and Towers Watson, Ms. Brown served as an integration advisor to the combined company. Prior to joining Willis, Ms. Brown was with XL Capital Ltd. and its predecessor company from 1988 through 2009 where she held numerous positions culminating in EVP, Head of Global HR and Corporate Relations. Ms. Brown serves as a board member for non-profit organization Volunteer New York.

As a result of Ms. Brown’s career, she provides the Board with compensation and human resource experience and expertise.  She also has experience integrating merger and acquisition transactions at the executive level.  We believe these experiences, qualifications, attributes and skills qualify her to serve as a member of our Board of Directors.  The Chief Executive Officer of the Company recommended Ms. Brown to the Nominating Committee.

James Cannavino, age 72, has been a Director of the Company since June 2007. Mr. Cannavino served as Chairman of the Board of Direct Insite from 2000 through 2011 and was Chief Executive Officer from December 2002 until May 2011. He continues to serve as a director. Direct Insite is a global provider of financial supply chain automation across procure-to-pay and order-to cash business processes. From September 1997 through April 2000, he was elected non-executive Chairman of Softworks, Inc. (a wholly owned subsidiary of Direct Insite, formerly Computer Concepts), which went public and was later sold to EMC. Mr. Cannavino was also the Chief Executive Officer and Chairman of the Board of Directors of Cybersafe, Inc., a company specializing in network security. Prior to Cybersafe, Mr. Cannavino was hired as President and Chief Operating Officer of Perot Systems Corporation; he was elected to serve as Chief Executive Officer through July 1997. Mr. Cannavino retired from IBM in 1995, a career that spanned 30 years, where he was Senior Vice President for Strategy and Business Development. Mr. Cannavino presently serves on the Boards of the National Center for Missing and Exploited Children and is the immediate past Chairman of The International Center for Missing and Exploited Children. He is a past chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on that board.

Mr. Cannavino’s numerous years of experience in executive level positions in the technology industry provides the Board with a wealth of valuable insight and knowledge regarding business strategy, operational and management experience in the technology industry. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Eugene DeMark, age 69, has been a Director of the Company since January 2012. Mr. DeMark worked for KPMG LLP, a global professional services firm, from June 1969 until his retirement in October 2009. He served as the Advisory Northeast Area Managing Partner at KPMG from October 2005 until his retirement. During his career with KPMG, he served in various leadership positions including Area Managing Partner of the Information, Communications and Electronics Practice as well as Managing Partner of the firm’s Long Island office. While on special assignment at KPMG he worked on the research staff of the Commission on Auditors Responsibilities (the predecessor of the Treadway Commission) that was formed to assess increases in fraudulent financial reporting and developed KPMG’s first study guide on SEC reporting. Since his retirement, Mr. DeMark has been an independent consultant. Mr. DeMark has served on the Board of Directors of BankUnited, Florida’s largest independent bank, since 2010 and is the chair of the Audit and Risk Committee. He also serves on the Governance and Compensation committees of the Bank’s Board and is the Lead Director. Mr. DeMark has been on the Board of Directors of MSG Networks since October 2015 and is the Chair of their Audit Committee and serves on the Compensation Committee. He is a Certified Public Accountant in the State of New York.

As a result of Mr. DeMark’s professional experience and 40 year career with one of the leading professional services firm, he provides the Board with financial expertise, experience in risk management and executive managerial experience. Mr. DeMark qualifies as an audit committee financial expert and is financially sophisticated within the meaning of the NASDAQ Stock Market Rules. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Leonard J. Elmore, age 64, has been a Director of the Company since October 2002. Mr. Elmore has been a NCAA commentator for CBS Sports and ESPN for over 25 years. Mr. Elmore was the Chief Executive Officer of iHoops, the official youth basketball initiative of the NCAA and NBA from May 2010 until October 2011 and served as a Board Member from its inception in April 2009 until May 2010. Prior to joining iHoops, he was a Partner with the law firm of Dreier LLP in its New York City headquarters from September 2008 until February 2009. Prior to his employment with Dreier LLP in September, 2008, Mr. Elmore served as Senior Counsel with LeBoeuf, Lamb, et. al. (subsequently, Dewey & LeBoeuf) from October 2004 until March 2008. Prior thereto, Mr. Elmore served as the President of Test University, a leading provider of internet-delivered learning solutions for pre-college students, from 2001 to 2003. Mr. Elmore has served on the Board of Directors of Lee Enterprises, Inc. since February 2007 and is currently a member of their Audit Committee. Mr. Elmore continues to fulfill his commitment to public service as a Commissioner on the John and James L. Knight Foundation’s Knight Commission on Intercollegiate Athletics.

Mr. Elmore’s career has spanned many different sectors from the diverse public service sectors to law firm experience. He provides the Board a wealth of business strategy, operational and management experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Sean Hegarty, age 59, has been a Director of the Company since January 2014. Mr. Hegarty worked for Forbes Family Holdings, Inc. and its subsidiary, Forbes Media LLC from 1987 until 2011. Mr. Hegarty joined Forbes as the director of taxes, became the vice president of finance in 1998 and in 2003 he became the Executive Vice President and Chief Financial Officer until he left the company in 2011. Currently, Mr. Hegarty is the managing partner of his own financial and tax planning consulting firm, Hegarty & Company. Since January 2015, he has served as the Chief Financial Officer for SBKTM Holdings, Inc., an affiliate of Forbes Family Holdings, Inc. Mr. Hegarty began his career in 1979 with Ernst & Young LLP.

As a result of Mr. Hegarty’s professional experience, he provides the Board with financial expertise, experience in risk management and executive managerial experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Christopher G. McCann, age 55, has been the Company’s President since September 2000 and Chief Executive Officer since June 2016. Prior to that had served as the Company’s Senior Vice President and was the President of the Consumer Floral Brand from July 2010 until October 2013. Mr. McCann has been a Director of the Company since inception. Mr. McCann is a member of the Board of Trustees of Marist College. He is the Vice Chairman of the Board of Directors of IGHL.    Christopher G. McCann is the brother of James F. McCann, the Company’s Executive Chairman of the Board.

Due to Mr. C. McCann’s various positions within the Company over the course of 20+ years, he brings to the Board a unique insight into the day-to-day operations of the Company and its subsidiaries as well as its strategic vision. In addition, his prior service on other public company boards of directors provide the Board with valuable board-level experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

James F. McCann, age 65, is the founder of the Company and has served as the Company’s Chairman of the Board and Chief Executive Officer from inception until June 2016. In June 2016, Mr. McCann became the Executive Chairman of the Board and relinquished the Chief Executive Officer role to Mr. C. McCann. Mr. McCann has been in the floral industry since 1976 when he began a retail chain of flower shops in the New York metropolitan area. Mr. McCann is the non-executive Chairman of the Board of Directors of Willis Holdings Group and serves as a member of its Nominating and Corporate Governance Committee. Mr. McCann is also a member of the Board of Directors of  International Game Technology PLC and The Scotts Miracle Gro Company. James F. McCann is the brother of Christopher G. McCann, Chief Executive Officer, Director and President of the Company.

As the Company’s Chairman of the Board and Chief Executive Officer since inception Mr. J. McCann brings to the Board his deep understanding of the Company’s strategic business goals and extensive experience with both Company and industry-specific opportunities and challenges. Mr. J. McCann’s current and prior service on other public company boards of directors and their committees provide the Board with valuable board-level experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Larry Zarin, age 62, has been a director of the Company since March 2009. Mr. Zarin was Senior Vice President and Chief Marketing Officer for Express Scripts, a Fortune 25 company whose goal is to make the use of prescription drugs safer and more affordable, until his retirement in July 2013. He joined Express Scripts in 1996 and during his tenure, he had a leading role in the successful integration of the company’s numerous major acquisitions, including, the $29.1 billion acquisition of Medco. Mr. Zarin was responsible for corporate communications and marketing and was a frequent speaker at industry conferences and events. Before joining Express Scripts, Mr. Zarin headed a St. Louis consulting firm.

Mr. Zarin has extensive product and brand marketing and business leadership skills from his career at Express Scripts. He also has experience overseeing and integrating merger and acquisition transactions at an executive level. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Board Leadership Structure

The Board has no policy that requires the combination or separation of the roles of Chairman or Chief Executive Officer. Mr. J. McCann served as both our Chairman of the Board and our Chief Executive Officer until June 2016, at which point he ceased serving as Chief Executive Officer. The Board believes that Mr. J. McCann is the director best suited to serve as Executive Chairman of the Board. As the founder of the Company, he is most familiar with the Company’s business and industry. He is uniquely situated to identify strategic priorities and to lead the Board in discussions regarding strategy and business planning and operations. In addition, his service on other public company boards of directors and their committees provide the Board with valuable board-level experience. The Company does not currently have a lead independent director.

Board Oversight of Risk Management

The Board of Directors, as a whole and through its committees, oversees the Company’s risk management process, including operational, financial, legal, strategic, marketing and brand reputation risks. The Audit Committee assists the Board in the oversight of the risk management process. In addition, the Board is guided by management presentations at Board meetings and throughout the fiscal year that serve to provide visibility to the Board about the identification, evaluation and management of risks the Company is facing as well as how to mitigate such risks.

Information about the Board and its Committees

Each of our Directors, other than Messrs. James F. McCann and Christopher G. McCann, qualifies as an “independent director” as defined under the published listing requirements of the NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company. In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to each independent Director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and by the Company with regard to each Director’s business and personal activities as they may relate to the Company and the Company’s management. In addition, as required by NASDAQ rules, the Board determined that the members of the Audit Committee each qualify as “independent” under special standards established by NASDAQ and the U.S. Securities and Exchange Commission (the “Commission”) for members of audit committees. The Board does not have a formal policy with respect to diversity. The Board and Nominating and Corporate Governance Committee believe that it is critical for the Directors to have varying points of view, with a broad spectrum of experience, education, skills, backgrounds, professional and life experience that when viewed as the collective group, provide an ample blend of perspectives to allow the Board to fulfill its duties to the long-term interests of the Company’s shareholders.

The table below provides current membership and meeting information for each of the Board committees for Fiscal 2016.

Current Membership:

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Secondary Compensation Committee

James F. McCann				X
Christopher G. McCann
Geralyn R. Breig			X
Celia R. Brown		X
Lawrence Calcano	X		X
James Cannavino		X*
Eugene F. DeMark	X*
Leonard J. Elmore			X*
Sean Hegarty	X
Larry Zarin		X
Total Meetings in Fiscal 2016	4	4	2	4

___________________

*	Committee Chairperson

Audit Committee

The Audit Committee of the Board of Directors reports to the Board regarding the appointment of the Company’s independent registered public accountants, the scope and results of its annual audits, compliance with accounting and financial policies and management’s procedures and policies relative to the adequacy of internal accounting controls. The Company’s Board of Directors adopted a written charter for the Audit Committee in January 2000, as amended in August 2003, which outlines the responsibilities of the Audit Committee. A current copy of the charter of the Audit Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

Each member of the Audit Committee is “financially literate” as required by NASDAQ rules. The Audit Committee also includes at least one member, Eugene DeMark, who was determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with Commission rules and to meet the qualifications of “financial sophistication” in accordance with NASDAQ rules. Stockholders should understand that these designations relate to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.

Compensation Committee

The Compensation Committee of the Board of Directors establishes the Company’s compensation philosophy and makes a final determination on all forms of compensation to be provided to the Company’s Section 16 Executive Officers (“Executive Officers”), including base salary and the provisions of the Sharing Success Program under which annual incentive compensation may be awarded. In addition, the Compensation Committee administers the Company’s 2003 Long Term Incentive and Share Award Plan (“2003 Plan”) under which option grants, stock appreciation rights, restricted awards, performance awards and equity awards may be made to Directors, officers, employees of, and consultants to, the Company and its subsidiaries. See “Named Executive Officer Compensation—Compensation Discussion and Analysis—Sharing Success Program and Long-Term Incentive Equity Awards.” The Board of Directors has authorized a Secondary Committee of the Compensation Committee (the “Secondary Committee”), which consists of Mr. James F. McCann, to also review awards for all of the Company’s employees, other than its Executive Officers. The Compensation Committee also makes recommendations to the Board of Directors regarding Directors’ compensation. The Company’s Board of Directors adopted a written charter for the Compensation Committee in June 2003, as amended in June 2013, which outlines the responsibilities of the Compensation Committee. All of the members of the Company’s compensation committee are independent directors and have never been employees of the Company. A current copy of the charter of the Compensation Committee is available on our web site located at www.1800flowers.com under the Investor Relations section of the website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for the oversight of the evaluation of the Board of Directors, including its size and composition; it reviews and reassesses the adequacy of corporate governance guidelines and practices and develops and recommends to the Board the Company’s corporate governance guidelines and practices; and identifies and evaluates individuals qualified to become Board members and recommends to the Board, Director nominees for election and re-election. The Nominating and Corporate Governance Committee will consider recommendations for prospective nominees for the Board from other members of the Board, management and others, including Stockholders, and may employ third-party search firms. The Company’s Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee in June 2003, which outlines the responsibilities of the Committee. A current copy of the charter of the Nominating and Corporate Governance Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

Compensation Committee Interlocks and Insider Participation

No interlocking relationships exist between the Board of Directors or the Compensation Committee and the Board of Directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee was an officer or employee of the Company at any time during Fiscal 2016.

Communication with Board of Directors

The Nominating and Corporate Governance Committee, on behalf of the Board, reviews letters from stockholders concerning the Company’s Annual Meeting of Stockholders and governance process, including recommendations of director candidates, and makes recommendations to the Board based on such communications. Stockholders can send communications to the Board and to the non-management Directors by mail in care of the Corporate Secretary at One Old Country Road, Suite 500, Carle Place, NY 11514, Attention: Gerard M. Gallagher, and should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate Director or Directors for review. Any such unsolicited commercial solicitation or communication not forwarded to the appropriate Director or Directors will be available to any non-management Director who wishes to review it.

Attendance at Meetings

During Fiscal 2016, the Board of Directors held five meetings and acted by unanimous written consent on one occasion. During Fiscal 2016, all incumbent Directors, with the exception of Mr. Calcano, attended at least 75 % of the meetings of the Board of Directors and the meetings held by all committees of the Board of which they were a member. We expect Messrs. J. McCann and C. McCann, and no other directors, to attend the Annual Meeting; Messrs. J. McCann and C. McCann , and no other directors, attended last year’s Annual Meeting of the Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires our Executive Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission. Executive Officers, Directors, and greater than 10% stockholders are required by Commission regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

Based on a review of the copies of such reports furnished to us, we believe that all Section 16(a) filings requirements applicable to our Executive Officers, Directors and greater than 10% stockholders have been satisfied, with the exception of the following inadvertent late filings.  Non-executive directors Geralyn Breig, Lawrence Calcano, James Cannavino, Eugene DeMark, Leonard J. Elmore, Sean Hegarty, and Larry Zarin each filed one late Form 4 relating to receipt of Common Stock as compensation for serving as a director, an exempt transaction under Section 16(b) of the Exchange Act.  Thomas Hartnett, Arnold Leap, William Shea, and David Taiclet each filed one late Form 4 relating to a grant of Common Stock that was an exempt transaction under Section 16(b) of the Exchange Act.  Arnold Leap filed one late Form 4 relating to a sale of Common Stock

Compensation of Directors

In fiscal 2016, which ended on July 3, 2016, non-employee members of the Company's Board of Directors received the following compensation:

*

Annual retainer of $30,000 payable in quarterly installments on each of the Board of Director's four regularly scheduled Board meetings during the calendar year following the Annual Meeting of Shareholders (the "Shareholders Meeting") held in the prior year.

*	An additional fee to the Chairpersons of the Board's Committees for their services and for Board members who served on the Company's Integration Steering Committee:
(a)	Audit Committee Chairman - $20,000,
(b)	Compensation Committee Chairman - $10,000,
(c)	Nominating and Corporate Governance Committee Chairman - $7,500, and
(d)	Harry & David Culture and Information Technology Integration Steering Committee - $10,000 per month.
*

On the date of the Shareholders Meeting, each non-employee Director receives shares of the Company's Class A Common Stock equal to a value of $20,000. The actual number of shares is determined by the closing price of the shares on the date of the Shareholders Meeting (the "Grant Date"). These shares fully vest on the first anniversary of the Grant Date.

*

Any Director joining the Board, or becoming a Chairperson of one of the above Committees, in a given year following the Shareholders Meeting receives a pro-rata share of the compensation provided for above.

*	Board members are reimbursed for reasonable travel and lodging expenses associated with attendance at any Board or Committee meeting.

The following table includes information about compensation paid to our non-employee directors for the fiscal year ended July 3, 2016:

Name	Annual Cash Retainer ($)	Other Fees ($)	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation ($)	Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Geralyn R. Breig	30,000	-	30,000	20,000	-	-	-	-	50,000
Celia Brown	-	-	-	-	-	-	-	-	-
Lawrence Calcano	30,000	-	30,000	20,000	-	-	-	-	50,000
James A. Cannavino	30,000	100,000	130,000	20,000	-	-	-	-	150,000
Eugene F. DeMark	30,000	20,000	50,000	20,000	-	-	-	-	70,000
Leonard J. Elmore	30,000	7,500	37,500	20,000	-	-	-	-	57,500
Sean Hegarty	30,000	-	30,000	20,000	-	-	-	-	50,000
Larry Zarin	30,000	40,000	70,000	20,000	-	-	-	-	90,000

(1)	Total Fees Earned or Paid in Cash combines the amounts in the two preceding columns.

(2)

Stock awards reflect the aggregate grant date fair value of restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation." The aggregate grant date fair value for restricted stock awards is calculated by multiplying the number of restricted stock awards by the closing market price of the Common Stock on the date the restricted stock awards are credited to a director’s account. These award fair values have been determined based on the assumptions set forth in Note 13, "Stock Based Compensation" in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 3, 2016.

On the date of each Annual Meeting, each Independent Director shall receive shares of the Company's Class A Common Stock equal to a value of $20,000. The actual number of shares shall be determined by the closing price of the shares on the date of the Shareholders Meeting (the "Grant Date"). Shares fully vest on the first anniversary of the Grant Date.

Compensation information on James F. McCann and Christopher G. McCann, who are Directors, as well as Executive Officers of the Company, is contained under the section titled "Executive Compensation and Other Information - Summary Compensation Table."

(3)	No stock options were granted in fiscal 2016.

As of July 3, 2016, each non-employee director of the Company held the following aggregate number of option awards and unvested stock awards:

Name	Unvested Stock Awards (#)	Option Awards Outstanding (#)
Geralyn R. Breig	2,345	-
Celia Brown	-	-
Lawrence Calcano	2,345	40,000
James Cannavino	2,345	30,000
Eugene R. DeMark	2,345	-
Leonard J. Elmore	2,345	23,234
Sean Hegarty	2,345	-
Larry Zarin	2,345	10,000

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following individuals were serving as Executive Officers of the Company on October 14, 2016:

Name	Age	Position with the Company
James F. McCann	65	Executive Chairman of the Board
Christopher G. McCann	55	Chief Executive Officer, Director and President, 1-800-Flowers.com, Inc.
William E. Shea	57	Senior Vice President, Chief Financial Officer
Gerard M. Gallagher	63	General Counsel, Senior Vice President, Corporate Secretary
Arnie Leap	48	Senior Vice President and Chief Information Officer
David Taiclet.	53	President, Gourmet Food & Gift Baskets
Thomas Hartnett	53	President, Consumer Floral
Mark L. Nance	66	President, BloomNet

Information Concerning Executive Officers Who Are Not Directors

William E. Shea has been our Senior Vice President and Chief Financial Officer since September 2000. Before holding his current position, Mr. Shea was our Vice President of Finance and Corporate Controller after joining us in April 1996. From 1980 until joining us, Mr. Shea was a certified public accountant with Ernst & Young LLP.

Gerard M. Gallagher has been our General Counsel, Senior Vice President and Corporate Secretary since August 1999 and has been providing legal services to the Company since its inception. Mr. Gallagher is the founder and a managing partner in the law firm of Gallagher, Walker, Bianco and Plastaras, LLP based in Mineola, New York, specializing in corporate, litigation and intellectual property matters since 1993. Mr. Gallagher is duly admitted to practice before the New York State Courts and the United States District Courts of both the Eastern District and Southern District of New York.

Arnie Leap has been the Company’s Chief Information Officer since November 2013. Mr. Leap served as the Executive Vice President and Chief Technology Officer for Direct Insite Corp. from November 2000 until joining the Company.   Mr. Leap served in various positions with Direct Insite, including the Executive Vice President Channel Sales and Executive Vice President Sales and Marketing.  Mr. Leap's background includes senior management positions with over 20 years experience in the technology sector.

David Taiclet has been our President of Gourmet Food & Gift Baskets since June 2009. Mr. Taiclet served as Chief Executive Officer of Fannie May Confections Brands, Inc. from May 2006 to June 2009. Prior thereto and commencing in 1995, Mr. Taiclet was a co-Founder of a business that ultimately became known as Fannie May Confections Brands, Inc. (formerly Alpine Confections, Inc.), a multi-branded and multi-channel retailer, manufacturer, and distributor of confectionery and specialty food products. From May 1991 to January 1995, Mr. Taiclet served in a variety of management positions with Cargill, Inc., including in the Strategy and Business Development Group. Cargill, Inc. is an international marketer, processor and distributor of food, financial and industrial products. Mr. Taiclet also served four years of active duty in the U.S. Army, attaining the rank of Captain.

Thomas Hartnett has been the Company’s President of Consumer Floral since October 2013. Previously, he was the Company's SVP and CFO of the Consumer Floral Brand since April 2010. Mr. Hartnett had previously served as the Company's SVP and COO of the Consumer Floral Brand from June 2006 through April 2010. Prior to this role, Mr. Hartnett was Senior Vice President of Retail and Fulfillment from September 2000. Before holding these positions, Mr. Hartnett held various positions within the Company since joining in 1991, including Controller, Director of Store Operations, Vice President of Retail Operations and Vice President of Strategic Development. Prior to joining the Company, Mr. Hartnett was a certified public accountant with Ernst & Young LLP.

Mark L. Nance has been President of BloomNet since August 2006. Before holding his current position, Mr. Nance was a Senior Vice President, Sales and Marketing for BloomNet after joining us in December 2004. Before joining us, Mr. Nance was an Executive Vice President and General Manager with Teleflora, LLC from November 2000 until June 2004 and held various senior level positions at American Floral Services, Inc. from 1983 to 2000.

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

This section discusses compensation to our Named Executive Officers, which consist of our Chief Executive Officer, our Chief Financial Officer and the three next most highly compensated Executive Officers of the Company, as determined under the rules of the Commission (collectively, the “NEO’s”).

The Compensation Committee believes that the compensation programs for its NEO’s, as well as all of its Executive Officers, should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual loyalty to the Company and contribution to the Company’s success. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified Executive Officers through the competitive compensation packages it offers to such individuals.

The fundamental policy of the Compensation Committee is to provide the Company’s NEO’s, as well as its Executive Officers, with competitive compensation opportunities based upon their contribution to the development and financial success of the Company. It is the Compensation Committee’s philosophy that a significant portion of each NEO’s and Executive Officer’s compensation should be contingent upon the Company’s financial performance. The Company also acknowledges the importance of attracting and retaining talented, motivated and success-oriented Executive Officers who share our overall corporate philosophy and will enable our Company to achieve its short and long-term goals. Accordingly, the compensation package for each NEO and Executive Officer is comprised of three elements: (i) base salary; (ii) annual incentives and (iii) long-term incentive equity awards.

Guiding Principles:

●	Growth - To create an atmosphere that encourages superior growth and performance of the Company while also offering personal and professional growth.

●	Teamwork - To encourage executives to work together effectively and efficiently so that company goals can be fully realized.

●	Innovation - To encourage and reward creativity and innovation, including the development of new ideas and business opportunities for the Company.

●	Market competitiveness - To offer a strong, comprehensive compensation package that will enable the Company to attract and retain qualified executive talent.

Setting Executive Compensation

We compete for senior executive talent with many leading companies. In order to stay competitive in the marketplace, a critical component of which is the recruitment and retention of executive talent, we periodically review the market competitiveness of our Executive Officer compensation programs. The Compensation Committee also reviews the Company’s recent historical compensation practices for its executives, and considers recommendations from the Chief Executive Officer and President regarding the compensation of their direct reports, who include the other NEO’s. In connection with this review, the Compensation Committee retained the services of Mercer LLC for fiscal year 2016 (“Mercer”) (see “Role of Compensation Consultant” below for further discussion of Mercer’s role).

Elements of Compensation

The Compensation Committee believes that we can maximize the effectiveness of our compensation program by ensuring that all program elements are working in concert to motivate and reward performance. The elements of our executive compensation program are detailed below, together with the principal factors which the Compensation Committee considers in reviewing the components of each Executive Officer’s compensation package. In general, for each compensation element, these factors include: the key role each Executive Officer performs for the Company; the benefit to the Company in assuring the retention of his or her services; the performance of the Company during the past fiscal year; the competitive market conditions for executive compensation; the executive’s prior year compensation; and the objective evaluation of the Executive Officer’s performance. The Compensation Committee may also, however, in its discretion, apply other factors with respect to executive compensation. We believe that our executive compensation program effectively strengthens the mutuality of interests between the Executive Officers and the Company’s stockholders, which results in greater Company performance.

Base Salary. The Compensation Committee views base salary as the assured element of compensation that permits income predictability. Subject to existing employment agreements, our objective is to set base salary levels at the competitive norm. However, individual salaries may be above or below the competitive norm to reflect the strategic role, experience, proficiency and performance of the executive. Incumbents who have been in their positions for a longer period of time, and whose performance is superior, may be paid above the competitive norm. In addition, in the case of seasoned executives with strategic value who are newly hired into the Company, it may be necessary to pay above the competitive norm in order to attract the best candidates to the Company.

The minimum base salaries for Messrs. J. McCann and C. McCann are primarily prescribed in their employment agreements (see below for description of the employment agreements in the “Narrative Disclosure to Summary Compensation Table—Grants of Plan-Based Awards—Employment Agreements”). Annual base salary increases for the NEO’s and other Executive Officers are determined on the basis of the employment agreements (for Messrs. J. McCann, C. McCann), as well as the following factors: the performance of the executive versus job responsibilities; the relationship between current salary and the range for the executive’s level, ranges having been set in part based on the competitive norm in the industry; the average size of salary increase based upon the Company’s financial performance; and whether the responsibilities or criticality of the position of the incumbents have been changed during the preceding year. The weight given to each of these factors may differ from individual to individual as the Compensation Committee deems appropriate. Increases for Fiscal 2016 for Messrs. J. McCann, C. McCann, Shea, Hartnett and Taiclet were approximately 0%, 0%, 4.8%, 8.5% and 8.1% , respectively.

Annual Incentive Award. Annual incentive awards play a significant role in the Company’s overall compensation package for its Executive Officers. The annual incentive award for the NEO’s is based upon the Company’s financial performance and, in the case of Messrs. C. McCann, Hartnett and Taiclet, also includes brand specific financial performance. This balance supports the accomplishment of the Company’s overall financial objectives and rewards the individual contributions of our NEO’s. Annual incentive programs for Executive Officers support the following company objectives:

●	Communication of important goals through performance targets that are aligned with business strategies.

●	Motivation for the entire management team to work together toward a common set of goals.

●	Reward executives on the basis of results achieved.

●	Deliver annual incentive opportunities and payments through a structured, performance driven, objective mechanism.

●	Deliver a competitive level of compensation that is fully competitive with industry practice.

NEO’s are eligible to receive annual incentive awards under the Company’s Sharing Success Program.

Sharing Success Program. The Sharing Success Program is intended to cover management positions, including the NEO’s. Each eligible plan participant is assigned a target award (expressed as a percentage of base salary) which represents the level of incentive award the participant can expect to earn in the event all performance measures are achieved at 100% during the ensuing fiscal year. For each fiscal year, specific performance measures are established by the Compensation Committee that reflect the key strategic and business goals established by the business plan for that year. EBITDA as used for purposes of the Sharing Success Program is defined as net income before interest, taxes, depreciation, amortization and stock based compensation expense on a pre-bonus basis, adjusted to exclude the impact of acquisitions and dispositions completed during the fiscal year (“Plan EBITDA”). Modified Free Cash Flow as used for purposes of the Sharing Success Program is defined as Plan EBITDA adjusted for the change in inventory for the fiscal year (“Modified Free Cash Flow”). Brand-specific Plan EBITDA as used for purposes of the Sharing Success Program is defined as EBITDA for the brand less corporate expenses (“Brand-specific Plan EBITDA”). Corporate expenses consist of the Company’s enterprise shared service cost centers, and include, among other items, Information Technology, Human Resources, Accounting and Finance, Legal, and Executive, as well as Stock-Based Compensation. In order to leverage the Company’s infrastructure, these functions are operated under a centralized management platform, providing support services throughout the organization. Brand performance is measured based on segment contribution margin or Brand-specific Plan EBITDA, reflecting only the direct controllable revenue and operating expenses of the segments. Brand-specific Modified Free Cash Flow as used for purposes of the Sharing Success Program is defined as Brand-specific Plan EBITDA adjusted for brand-specific inventory for the fiscal year (“Brand-specific Modified Free Cash Flow”).

The following table presents the NEO’s targeted incentive award opportunity, as a percentage of their salary (“target award”), and the performance measures and relative weighting of their components for Fiscal 2016:

	Target	Weighting of Performance Measures
	Award	Company-wide			Brand-specific
Name	(% of Salary)	EBITDA	Modified FCF	Subtotal	EBITDA	Modified FCF	Subtotal	Total

James F. McCann Executive Chairman of the Board	150.0%	100.0%	0.0%	100.0%	n/a	n/a	n/a	100.0%

William E. Shea Senior Vice President, Treasurer, and Chief Financial Officer	55.0%	85.0%	15.0%	100.0%	n/a	n/a	n/a	100.0%

Christopher G. McCann Chief Executive Officer, Director and President	100.0%	85.0%	15.0%	100.0%	n/a	n/a	n/a	100.0%

Thomas Hartnett President, Consumer Floral	50.0%	25.0%	0.0%	25.0%	60.0%	15.0%	75.0%	100.0%

David Taiclet President of Gourmet Foods and Gift Baskets	65.0%	25.0%	0.0%	25.0%	60.0%	15.0%	75.0%	100.0%

For Fiscal 2016, in the case of Mr. J. McCann, the achievement of Company-wide Plan EBITDA was the performance measure selected for his annual incentive awards. For Messrs. Shea and C. McCann, performance measures were the achievement of Company-wide Plan EBITDA and Modified Free Cash Flow. For Messrs. Hartnett and Taiclet, performance measures were the aggregate of: (i) the achievement of brand-specific Plan EBITDA, (ii) brand-specific Modified Free Cash Flow and (iii) the achievement of Company-wide Plan EBITDA.

When Company-wide and/or brand-specific actual results exceed or fall below performance measures, actual awards are proportionately increased or decreased from the target awards. Participants may earn no Company-wide or brand-specific bonus if the threshold performance measures are not met (defined as achievement of 90% of performance measures, resulting in a 50% pay-out of target award) and no participant may be paid an incentive award under the Sharing Success Program in excess of maximum (defined as achievement of 150% of performance measures, resulting in a 200% pay-out of target award), as presented in the table below. In addition, all participants must be actively employed at the time of payment in order to qualify for the award.

Achievement of	Target
Performance	Award
Measures	Multiple

150%	200%(max)
125%	150%
100%	100%
95%	75%
90%	50%
Below 90%	0%

For Fiscal 2016, the Company’s performance measures were a function of achieving specified EBITDA and Modified Free Cash Flow targets. For Fiscal 2016, the Company-wide performance measures were as follows: Company-wide Plan EBITDA of $102.0 mm and Modified Free Cash Flow of $104.5 mm. Brand-specific measures for Fiscal 2016 for Gourmet Food & Gift Baskets were as follows: (i) Plan EBITDA of $87.0 mm and (ii) Modified Free Cash Flow of $90.1 mm. Brand-specific measures for Fiscal 2016 for Consumer Floral and BloomNet were as follows: (i) Plan EBITDA of $81.1 mm and (ii) Modified Free Cash Flow of $80.4 mm.

The following table reflects the relationship of actual performance against the Company’s performance measures. The performance measures range from “threshold” (the minimum achievement level of the performance measure at which an executive may earn 50% of the target award) to “maximum” (the maximum achievement level of the performance measure at which an executive may earn 200% of the target award). The weighting of performance measures is applied to the Target Award Multiples to produce the executive’s cash bonus award.

							Calculation of
	Performance/Payout Relationship ($'s in thousands)						Target Award Earned
	Threshold		Target		Maximum			Target
	Performance	Payout	Performance	Payout	Performance	Payout	Actual	Award
Performance Metric	Measures	%	Measures	%	Measures	%	Performance	Multiple

Company-wide Performance
EBITDA and Modified Free-Cash Flow Measures:
EBITDA	$91,800	50%	$102,000	100%	$153,000	200%	$93,024	56.0%
Modified Free Cash Flow	$94,067	50%	$104,519	100%	$156,778	200%	$104,519	0.0%

Brand-specific Performance
1-800-Flowers.com and BloomNet Wire Service
EBITDA and Modified Free-Cash Flow Measures:
EBITDA	$72,959	50%	$81,066	100%	$121,598	200%	$88,788	119.1%
Modified Free Cash Flow	$72,390	50%	$80,433	100%	$120,649	200%	$90,056	123.9%

Gourmet Foods & Gift Baskets
EBITDA and Modified Free-Cash Flow Measures:
EBITDA	$78,328	50%	$87,031	100%	$130,547	200%	$70,383	0.0%
Modified Free Cash Flow	$81,057	50%	$90,063	100%	$135,095	200%	$58,320	0.0%

During Fiscal 2016, the Company-wide Actual Award Multiple was 56.0%. The Company-wide Actual Award Multiple for Fiscal 2015, 2014, 2013 and 2012 was 103.7%, 69.8%, 74.8% and 99.3%, of the target award, respectively. See “Summary Compensation Table - Non-Equity Incentive Plan Compensation” for payout amounts for Fiscal 2016 and Fiscal 2015.

Long-Term Incentive Equity Awards. In order to structure a long term incentive program for the Company’s Executive Officers that would tie a significant portion of their compensation to the profitability of the Company, the Compensation Committee evaluated its long term incentive equity awards. All award grants are designed to align the interests of each Executive Officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

The grant of an award is set at a level intended to create a meaningful incentive based in part on the Executive Officer’s and NEO’s current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual’s personal performance in recent periods. The Compensation Committee also takes into account the number of awards held by the Executive Officer in order to maintain an appropriate level of incentive for that individual. The Compensation Committee has the authority to review extraordinary events that impact on the Company’s performance and may adjust the calculation of an award by taking into account the effect of any such extraordinary events. The Compensation Committee did not exercise such authority in Fiscal 2016.

In Fiscal 2016, the Compensation Committee approved an equity award grant for management level employees with a grant date of November 6, 2015. This grant intended to align shareholder interest with the long-term growth of the Company, as well as address employee retention concerns. Therefore the shares granted thereunder are: 100% performance based for NEO’s and senior management and 50% time-vested and 50% performance based for all other eligible members of management. The Fiscal 2016 equity award grant provided for 100% of the performance-based target shares to be earned upon the achievement of $102.0 million in Plan EBITDA and 50% of the performance-based target shares to be earned upon the achievement 90% of Plan EBITDA. All of the shares, time-vesting and performance-based, which were earned, vest ratably over a three year period from the grant date (See “Summary Compensation Table”).

Executive Benefits

The Company’s NEO’sare eligible for the same level and offering of benefits made available to other employees, including our 401(k) Profit Sharing Plan (which includes a discretionary annual Company contribution), health care plan and other welfare benefit programs. We do not currently maintain any qualified or nonqualified defined benefit pension plans or nonqualified deferred compensation plans for our NEO’s, except for the Nonqualified Supplemental Deferred Compensation Plan discussed below.

During Fiscal 2016, the Company offered a Nonqualified Supplemental Deferred Compensation Plan for certain executives. Participants can defer from 1% up to a maximum of 100% of salary and performance and non-performance based bonus. The Company will match 50% of the deferrals made by each participant during the applicable period, up to a maximum of $2,500. The participants are vested in the Company’s contributions based upon years of participation in the Plan. Distributions will be made to participants upon termination of employment or death in a lump sum, unless installments are selected.

Perquisites

We do not routinely provide any significant perquisites to our NEO’s. Except for Messrs. J. McCann and C. McCann’s perquisites which are disclosed in the Summary Compensation Table, the value of perquisites to each other NEO in Fiscal 2016 did not exceed $10,000.

Severance/Change of Control

We do not maintain any severance or change of control plans or agreements. However, pursuant to the terms of employment agreements and incentive plans, certain NEO’s are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change in control. See “Potential Payments upon Termination and Change in Control” below.

Management’s Role in Setting Executive Compensation

Although the Compensation Committee of the Board of Directors establishes the Company’s compensation philosophy and makes the final determinations on all compensation paid to our Executive Officers, the Chief Executive Officer and President work closely with the Senior Vice President of Human Resources to develop compensation programs and policies and make recommendations regarding annual adjustments to the Executive Officers’ salaries and incentive award opportunities (other than their own compensation).

Role of Compensation Consultant

The Compensation Committee has retained the services of Mercer to provide specialized information and targeted research to assist us in the development of compensation and retention strategies.  Mercer provided general assistance to our Senior Vice President of Human Resources and the Compensation Committee and does not perform any other services for the Company.  For Fiscal 2016, Mercer’s services were in advising on benchmark data for base salary, bonus targets and long-term incentives for the Company as well as the compensation for Messrs. J. McCann and C. McCann in their new roles.   Messrs. J. McCann and C. McCann participated in discussions with Mercer in Fiscal 2016 regarding the fiscal 2017 compensation of the NEO’s other than themselves.

Compensation Deductibility Policy

A federal income tax deduction will generally be available for annual compensation in excess of $1 million paid to the Chief Executive Officer and the three other most highly compensated executive officers of a public corporation (other than the Chief Financial Officer) only if such compensation is “performance-based” and complies with certain other tax law requirements. The 2003 Long Term Incentive and Share Award Plan and the Section 16 Executive Officers Bonus Plan contain certain provisions which are intended to ensure that any compensation deemed paid in connection with the granting of Awards or bonus compensation can qualify as performance-based compensation. Although our policy is to maximize the deductibility of all executive compensation, the Compensation Committee retains the discretion to award compensation that is not deductible under Section 162(m) of the Code.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in the Company’s filings pursuant to the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in such filings.

Compensation Committee

James Cannavino, Chairman
Sean Hegarty

Larry Zarin

Notwithstanding any Commission filing by the Company that includes or incorporates by reference other commission filings in their entirety, this Compensation Committee Report shall not be deemed to be “filed” with the Commission except as specifically provided otherwise therein.

Summary Compensation Table

Set forth below is summary compensation information for each person who was (1) at any time during fiscal 2016 our Chief Executive Officer or Chief Financial Officer and (2) at July 3, 2016, one of our three most highly compensated Executive Officers, other than the Chief Executive Officer and the Chief Financial Officer.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (5) ($)	Total ($)

James F. McCann	2016	$975,000	$0	$731,250	$0	$819,000	$0	$20,125	$2,545,375
Chairman of the Board and	2015	$975,000	$0	$487,500	$0	$1,516,614	$0	$19,056	$2,998,170
Chief Executive Officer	2014	$975,000	$0	$487,500	$0	$1,020,825	$0	$17,068	$2,500,393

William E. Shea	2016	$422,692	$0	$305,000	$0	$111,265	$0	$2,500	$841,457
Senior Vice President, Treasurer,	2015	$403,259	$0	$205,000	$0	$211,447	$0	$2,500	$822,206
and Chief Financial Officer	2014	$372,728	$0	$254,000	$0	$129,985	$0	$2,500	$759,213

Christopher G. McCann	2016	$721,000	$0	$540,750	$0	$343,196	$0	$18,034	$1,622,980
Director and President	2015	$721,002	$0	$360,500	$0	$743,675	$0	$17,875	$1,843,052
	2014	$717,769	$0	$2,052,140	$0	$526,186	$0	$15,625	$3,311,720

Thomas Hartnett	2016	$379,615	$0	$248,500	$0	$200,287	$0	$2,500	$830,903
President, Consumer Floral	2015	$350,000	$0	$175,000	$0	$200,550	$0	$2,500	$728,051
	2014	$345,389	$0	$232,150	$0	$134,094	$0	$1,750	$713,383

David Taiclet	2016	$475,000	$0	$431,250	$0	$0	$0	$0	$906,250
President,	2015	$439,409	$0	$216,424	$0	$284,544	$0	$0	$940,377
Gourmet Foods and Gift Baskets	2014	$431,541	$0	$216,424	$0	$146,973	$0	$0	$794,938

(1)

The titles included in this column are as of July 3, 2016. Effective with the first day of fiscal 2017, Mr. James McCann transitioned to Executive Chairman of the Board of Directors, and Mr. Christopher McCann became the Company's Chief Executive Officer,

(2)

This column shows the aggregate grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation,” for all time and performance-based shares granted in fiscal years 2016, 2015 and 2014. These award fair values have been determined based on the assumptions set forth in Note 13, "Stock Based Compensation" in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 3, 2016.

The following amounts represent the grant date fair value of performance-based share awards. Amounts in the "Stock Award" column above reflect the value of performance share awards, assuming the achievement of "Target" performance below. The "Maximum" value of the performance-based share awards is also presented below for comparative purposes.

	Fiscal 2016 (a)		Fiscal 2015 (b)		Fiscal 2014 (c)
	Estimated Future Payouts Under Performance-Based Equity Incentive Plan Awards		Estimated Future Payouts Under Performance-Based Equity Incentive Plan Awards		Estimated Future Payouts Under Performance-Based Equity Incentive Plan Awards
	Target	Maximum	Target	Maximum	Target	Maximum
James F. McCann	$731,250	$731,250	$487,500	$487,500	$487,500	$487,500
William E. Shea	$255,000	$255,000	$205,000	$205,000	$254,000	$254,000
Christopher G. McCann	$540,750	$540,750	$360,500	$360,500	$360,500	$360,500
Thomas Hartnett	$231,000	$231,000	$131,250	$131,250	$131,250	$131,250
David Taiclet	$356,250	$356,250	$216,424	$216,424	$216,424	$216,424

(a)

The Fiscal 2016 performance-based award provided for 100% of targeted shares upon achievement of $102.0 million of Plan EBITDA during Fiscal 2016, and 50% of targeted shares for achievement of 90% of the targeted financial performance. In Fiscal 2015, the Company achieved 56.0% of the Targeted Performance-Based Equity Incentive Plan Awards. Refer to Grants of Plan-Based Awards for disclosure of shares earned.

(b)

The Fiscal 2015 performance-based award provided for 100% of targeted shares upon achievement of $64.0 million of Plan EBITDA during Fiscal 2015, and 50% of targeted shares for achievement of 90% of the targeted financial performance. In Fiscal 2015, the Company achieved100.0% of the Targeted Performance-Based Equity Incentive Plan Awards.

(c)

The Fiscal 2014 performance-based award provided for 100% of targeted shares upon achievement of $63.4 million of Plan EBITDA during Fiscal 2014, and 50% of targeted shares for achievement of 85% of the targeted financial performance. In Fiscal 2014, the Company achieved 58.4% of the Targeted Performance-Based Equity Incentive Plan Awards.

(3)	There were no option awards granted to the Company's NEOs during the fiscal years ended July 3, 2016, June 28, 2015 and June 29, 2014.

(4)

Non-Equity Incentive Plan Compensation represents cash bonuses described under "Compensation Discussion and Analysis-Elements of Compensation-Annual Cash Incentive and Sharing Success Program." The annual cash bonuses for performances related to, and recorded as compensation expense during Fiscal 2016, 2015 and 2014 were paid during the first quarter of fiscal years 2017, 2016 and 2015, respectively. In fiscal 2016, the Gourmet Food & Gift Baskets threshold non-equity incentive plan performance measures were not achieved, and therefore, there was no payout related to Fiscal 2016 performance for Mr. Taiclet.

(5)

Other annual compensation in the form of perquisites and other personal benefits for Messrs. James McCann and Christopher McCann consist of the personal use of a company car, which is calculated by allocating the costs of operating the car between personal and business use, on the basis of miles driven for personal use to total miles driven. Mssrs. McCanns, Hartnett and Shea also participate in the Company's supplemental retirement plan, which provides for a maximum match of $2,500 per calendar year.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our NEO’s for the fiscal year ended July 3, 2016. The compensation plans under which the grants in the following table were made are described in the Compensation Discussion and Analysis section above.

			Board of Directors	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
		Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name		Date	Date (1)	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)
James F. McCann	(2)			$731,250	$1,462,500	$2,925,000
Chairman of the Board, and	(3)	11/6/2015	6/25/2015				38,650	77,299	77,299				$731,250
Chief Executive Officer

William E. Shea	(2)			$99,344	$233,750	$467,500
Senior Vice President,	(3)	11/6/2015	6/25/2015				13,478	26,956	26,956				$255,000
Treasurer, and Chief	(4)	2/2/2016	2/2/2016							6,748			$50,000
Financial Officer

Christopher G. McCann	(2)			$306,425	$721,000	$1,442,000
Director and President	(3)	11/6/2015	6/25/2015				28,581	57,162	57,162				$540,750

Thomas Hartnett	(2)			$81,812	$192,500	$385,000
President, Consumer Floral	(3)	11/6/2015	6/25/2015				12,209	24,419	24,419				$231,000
and Chief Financial Officer	(4)	2/2/2016	2/2/2016							2,362			$17,500

David Taiclet	(2)			$131,219	$308,750	$617,500
President of Gourmet	(3)	11/6/2015	6/25/2015				18,829	37,659	37,659				$356,250
Foods and Gift Baskets	(4)	2/2/2016	2/2/2016							10,121			$75,000

(1)

The date of grant for each award is established by the Compensation Committee and approved by the Board of Directors, during a meeting, or by written action without a meeting, on or prior to the date of the grant. Pursuant to the guidelines adopted by the Compensation Committee, the grant date is the third business day after the date of the Company's public disclosure of quarterly financial information (the "grant date").

(2)

The amounts in this row represent the threshold, target and maximum payout under the annual incentive award administered through the Company's Sharing Success Program for fiscal year 2016, as approved by the Board of Directors on June 25, 2015, and as described in the Compensation Discussion and Analysis section. Payout of the annual performance cash incentive was made in September of fiscal year 2017 and is reflected in the Non-Equity Incentive Plan Compensation Column of the fiscal year 2016 Summary Compensation Table above.

(3)

The amounts in this row represents the one-year performance share award threshold, target and maximum payout that could be earned under the Company's Long-Term Incentive Equity Awards Program as described in the Compensation Discussion and Analysis section. The last column of this row represent the grant date fair value, computed in accordance with FASB ASC Topic 718 based on probable outcome, assuming target. The number of shares earned under the fiscal year 2016 performance plan were as follows:

	Performance Share Awards Earned (#)	Fair Value of Performance Share Awards Earned ($)	Vesting Period

James F. McCann	43,288	$409,500	ratably over 3 years from date of grant
William E. Shea	15,095	$142,800	ratably over 3 years from date of grant
Christopher G. McCann	32,011	$302,820	ratably over 3 years from date of grant
Thomas Hartnett	13,674	$129,360	ratably over 3 years from date of grant
David Taiclet	21,089	$199,500	ratably over 3 years from date of grant

(4)

The amounts in this row represent the time-based awards to Mssrs. Shea, Hartnett and Taiclet, as described in the Compensation Discussion and Analysis section. Subject to continued employment, the restricted shares will cliff vest one year from the date of grant. These awards are in recognition of the successful integration of Harry & David and achievement of cost saving synergies. The last column of this row represents the grant date fair value of the restricted stock, computed in accordance w/ FASB ASC - 718.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

From July 1, 1999 through October 3, 2016, Mr. James F. McCann’s employment agreement provided for a five year term, with such term extended for one additional year on each anniversary of the effective date of the agreement, unless either the Company or Mr. J. McCann provided at least 180 days notice that such term would not be further extended.  Under the terms of the employment agreement, Mr. J. McCann was entitled to a minimum annual salary of $1,000,000, with annual 10% increases during the term.  However, the Compensation Committee had recommended that Mr. J. McCann receive, and Mr. J. McCann accepted, a base salary of $975,000 per annum in order to assist the Company in complying with Section 162(m) of the IRS Code of 1986 (“Section 162(m)”), as amended.  Mr. J. McCann was eligible to participate in the Company’s stock incentive plans, as well as other bonus, incentive or benefits plans, and was provided medical, health and dental insurance coverage for himself and his dependents.

On October 4, 2016, the Company entered into a new employment agreement with Mr. J. McCann (the “JM 2016 Agreement”).  Under the JM 2016 Agreement, Mr. J. McCann became the Executive Chairman of the Board, will earn a salary of $975,000 in fiscal 2017, and his annual target long-term incentive award will be 75% of his salary in the form of performance restricted shares under the 2003 Plan.  He is no longer eligible to participate in the Company’s bonus program. The Company will also annually credit an amount equal to Mr. J. McCann’s base salary to his retirement account under the Company’s Nonqualified Supplemental Deferred Compensation Plan.  The JM 2016 Agreement replaces the 1999 Agreement and is substantially similar to that agreement except for the changes noted herein.

From July 1, 1999 through October 3, 2016, Mr. Christopher G. McCann’s employment agreement provided for a five year term, with such term extended for one additional year on each anniversary of the effective date of the agreement, unless either the Company or Mr. C. McCann provided at least 180 days notice that such term would not be further extended.  Under the terms of the employment agreement, Mr. C. McCann was entitled to a minimum annual salary of $250,000, with annual 10% increases during the term.  Mr. C. McCann’s annual salary for Fiscal 2016 was $721,000.  Mr. C. McCann has waived his 10% increase for Fiscal 2016.  Mr. C. McCann was eligible to participate in the Company’s stock incentive plans, as well as other bonus, incentive or benefits plans, and was provided medical, health and dental insurance coverage for himself and his dependents.

On October 4, 2016, the Company entered into a new employment agreement with Mr. C. McCann (the “CM 2016 Agreement”).  Under the CM 2016 Agreement, Mr. C. McCann became Chief Executive Officer (in addition to President and Director) of the Company, earns an annual salary of $775,000, his target annual bonus will be 100% of his salary and his target annual long-term incentive award under the 2003 Plan will be equal to 90% of his salary in the form of performance restricted shares.  The CM 2016 Agreement replaces the 1999 Agreement and is substantially similar to that agreement except for the changes noted herein.

Under the 2016 Agreements, Messrs. J. McCann and C. McCann agreed to extend the period during which they are each restricted from participating in a business competitive to the Company to a period of two years after a voluntary resignation or termination for good cause.   Each of these executives is also bound by non-solicitation and confidentiality provisions, which prohibit the executive from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at July 3, 2016 granted to each of the Company’s Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Option)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1) ($)
	Stock Options					Restricted Stock			Performance Awards

James F. McCann						43,288	(3)	$389,159
Chairman of the Board, and						40,473	(4)	$363,852
Chief Executive Officer						18,682	(5)	$167,951

William E. Shea						6,748	(2)	$60,665
Senior Vice President and						15,095	(3)	$135,704
						17,019	(4)	$153,001
						9,734	(5)	$87,509

Christopher G. McCann						32,011	(3)	$287,779
Director and President						29,929	(4)	$269,062
						13,814	(5)	$124,188
						249,750	(6)	$2,245,253
						208,125	(7)	$1,871,044
	500,000	500,000	(8)	$2.63	11/1/2021
						112,500	(9)	$1,011,375
	625,000	375,000	(10)	$1.79	10/26/2020

Thomas Hartnett						2,362	(2)	$21,234
President, Consumer Floral						13,674	(3)	$122,929
						14,529	(4)	$130,616
						5,029	(5)	$45,211
						10,370	(11)	$93,226

David Taiclet						10,121	(2)	$90,988
President,						21,089	(3)	$189,590
Gourmet Foods and Gift Baskets						17,968	(4)	$161,532
						8,294	(5)	$74,563

(1)	Market value is based on the closing price of 1-800-Flowers.com, Inc.’s Class A Common Stock of $8.99 on July 3, 2016.

(2)

Amounts shown represent shares that were granted in fiscal 2016 under the Company's Harry & David integration program. These restricted shares cliff vest one year following the February 2, 2016 grant date.

(3)

Amounts shown represent performance shares that were earned in fiscal 2016 under the Company's Long-Term Incentive Equity Awards program, based upon achievement of targeted financial performance during fiscal 2016. The fiscal 2016 equity award grant provided for 100% of the performance-based target shares to be earned upon the achievement of $102.0 million of Plan EBITDA, and 50% of the performance-based target shares to be earned upon the achievement of 90% of Plan EBITDA. (See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.) During fiscal 2016, awards amounting to 56.0% of target were earned. These restricted shares vest at a rate of one-third at the completion of each year of service following the November 6, 2015 grant date.

(4)

Amounts shown represent performance shares that were earned in fiscal 2015 under the Company's Long-Term Incentive Equity Awards program, based upon achievement of targeted financial performance during fiscal 2015. The fiscal 2015 equity award grant provided for 100% of the performance-based target shares to be earned upon the achievement of $64.0 million of Plan EBITDA, and 50% of the performance-based target shares to be earned upon the achievement of 90% of Plan EBITDA. (See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.) During fiscal 2015, awards amounting to 100.05% of target were earned. These restricted shares vest at a rate of one-third at the completion of each year of service following the October 31, 2014 grant date.

(5)	Amounts shown represent performance shares that were earned in fiscal 2014 under the Company's Long-Term Incentive Equity Awards program, based upon achievement of targeted financial performance during fiscal 2014. The fiscal 2014 equity award grant provided for 100% of the performance-based target shares to be earned upon the achievement of $63.1 million of Plan EBITDA, and 50% of the performance-based target shares to be earned upon the achievement of 85% of Plan EBITDA. (See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.) During fiscal 2014, awards amounting to 58.4% of target were earned. These restricted shares vest at a rate of one-third at the completion of each year of service following the November 1, 2013 grant date..

(6)	Restricted shares vest ratably over the 8 years of service following the November 1, 2013 grant date.

(7)	Restricted shares vest ratably over the 8 years of service following the October 30, 2012 grant date.

(8)	Options become exercisable ratably over the 8 years of service following November 1, 2011 grant date.

(9)	Amounts shown represent the number of additional performance shares that were earned by Mr. Christopher McCann in fiscal 2011 under the Company's Long-Term Incentive Equity Awards program, based upon achievement of targeted financial performance during fiscal 2011. The award provided for 100% of targeted shares upon achievement of $41.8 million of Plan EBITDA for the 9 month period of October 2010 to July 3, 2011, and 50% of targeted shares for achievement of $37.0 million of targeted financial performance, with ratable increments over 50% based upon the actual Plan EBITDA performance. These restricted share awards vest ratably over the eight years of service following October 26, 2010 grant date.

(10)	Options become exercisable ratably over the 8 years of service following October 26, 2010 grant date.

(11)

Represents equity awards under the Company's Long-Term Incentive Equity Awards program. These restricted share awards vest at a rate of one-third at the completion of each year of service following the November 1, 2013 grant date.

Option Exercises and Stock

The following table sets forth all stock option exercises and vesting of stock awards for each of the Company's Named Executive Officers during fiscal 2016, which ended on July 3, 2016.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Name	(#)	($)	(#)	($)

James F. McCann	224,109	916,606	77,008	784,538
Executive Chairman of the Board

William E. Shea	85,599	347,247	32,328	330,321
Senior Vice President and
Chief Financial Officer

Christopher G. McCann	372,429	1,505,569	176,877	1,782,170
Chief Executive Officer,
Director and President

Thomas Hartnett	46,706	186,640	30,402	310,901
President, Consumer Floral

David Taiclet	106,729	325,669	33,855	344,991
President,
Gourmet Foods and Gift Baskets

(1)

The value realized on exercise equals the difference between the option exercise price and the market value of 1-800-Flowers.com, Inc.'s Class A Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(2)	The value realized on vesting equals the market value of 1-800-Flowers.com, Inc.'s Class A Common Stock on the vesting date, multiplied by the number of shares that vested.

Equity Compensation Plan Information

The following table displays certain information regarding our equity compensation plans at July 3, 2016:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,182,234	$2.49	6,317,611

Equity compensation plans not approved by security holders	0	$0.00	0

Total	2,182,234	$2.49	6,317,611

Pension Benefits

The Company does not maintain any defined benefit plans.

Nonqualified Deferred Compensation

During Fiscal 2016, the Company offered a Nonqualified Supplemental Deferred Compensation Plan for certain executives. Participants can defer from 1% up to a maximum of 100% of salary and performance and non-performance based bonus. The Company will match 50% of the deferrals made by each participant during the applicable period, up to a maximum of $2,500. Participating employees are vested in the Company’s contributions based upon years of participation in the Plan. Distributions will be made to participants upon termination of employment or death in a lump sum, unless installments are selected.

				Aggregate	Aggregate
	Executive	Registrant	Aggregate	Withdrawals/	Balance
	Contributions	Contributions	Earnings	Distributions	at Last
	in Last FY	in Last FY (1)	in Last FY	in Last FY	FYE
Name	($)	($)	($)	($)	($)

James F. McCann	$1,264,557	$2,500	$(79,796)	$0	$3,145,975
Executive Chairman of the Board

William E. Shea	$29,994	$2,500	$1,010	$0	$106,015
Senior Vice President and
Chief Financial Officer

Christopher G. McCann	$102,237	$2,500	$12,417	$0	$203,180
Chief Executive Officer,
Director and President

Thomas Hartnett	$20,524	$2,500	$(1,419)	$0	$44,194
President, Consumer Floral

(1) Contributions made by the Company are reported as NEO compensation in the Summary Compensation Table.

Potential Payments upon Termination and Change in Control

The Company does not have a formalized severance policy. In accordance with the Company’s 2003 Long Term Incentive and Share Award Plan (the “Plan”) in the event of a Change of Control, as defined in the Plan, all outstanding Awards pursuant to which a Participant may have rights the exercise of which is restricted or limited, shall automatically become fully exercisable immediately prior to the time of the Change of Control and all performance criteria and other conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction.

In addition, as disclosed in Potential Payments Upon Termination and Change in Control, certain executives within the Company have individual employment agreements that contain negotiated provisions that trigger payments or provision of benefits upon termination or a change in control. Payment and benefit levels under the various circumstances that trigger payments or provision of benefits upon termination or a change in control for Messrs. James McCann and Christopher McCann were calculated and presented in accordance with the provisions of their respective employment agreements. For Fiscal 2016, potential payments under the circumstances triggered upon termination or change of control did not have a material impact on the Compensation Committee’s evaluation of all other elements of compensation or total compensation.

The following table sets forth the potential payments to our NEO’s under existing agreements, plans or arrangements, for various scenarios involving a change in control or termination of employment, assuming a July 3, 2016 termination date and using the closing price of the Company’s Class A common stock on July 3, 2016 ($8.99). Pursuant to the terms of the Sharing Success Program, the amounts shown do not include the Non-Equity Incentive Plan Awards which were earned as of July 3, 2016. The exact amount of payments and benefits that would be provided can only be determined at the actual time of the NEO’s separation from the Company.

James F. McCann
	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause/ Resignation for Good Reason (per Employment Agreement)	Death/ Voluntary Resignation/ or Good Cause

Lump sum cash severance payment (1)	$7,375,000	$7,375,000	$0
Intrinsic value of accelerated unvested stock options (2)	0	0	0
Accelerated vesting of restricted shares (3)	920,963	0	0
Continuing health and welfare benefits for five years (4)	79,303	79,303	0
Total	$8,375,265	$7,454,303	$0

William E. Shea
	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause	Death/ Voluntary Resignation/ or Good Cause

Lump sum cash severance payment (5)	$326,923	$326,923	$0
Intrinsic value of accelerated unvested stock options (2)	0	0	0
Accelerated vesting of restricted shares (3)	436,878	0	0
Continuing health and welfare benefits (4)	0	0	0
Total	$763,801	$326,923	$0

Christopher G. McCann
	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause/ Resignation for Good Reason (per Employment Agreement	Death/ Voluntary Resignation/ or Good Cause

Lump sum cash severance payment (6)	$4,105,000	$4,105,000	$0
Intrinsic value of accelerated unvested stock options (2)	5,880,000	0	0
Accelerated vesting of restricted shares (3)	5,808,700	0	0
Continuing health and welfare benefits for five years (4)	118,956	118,956	0
Total	$15,912,655	$4,223,956	$0

Thomas Hartnett
	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause	Death/ Voluntary Resignation/ or Good Cause

Lump sum cash severance payment (7)	$370,192	$370,192	$0
Intrinsic value of accelerated unvested stock options (2)	0	0	0
Accelerated vesting of restricted shares (3)	413,216	0	0
Continuing health and welfare benefits (4)	0	0	0
Total	$783,409	$370,192	$0

David Taiclet
	Triggering Event
Estimated Potential Payment or Benefit	Change of Control	Termination Without Cause	Death/ Voluntary Resignation/ or Good Cause

Lump sum cash severance payment (8)	$182,692	$182,692	$0
Intrinsic value of accelerated unvested stock options (2)	0	0	0
Accelerated vesting of restricted shares (3)	516,673	0	0
Continuing health and welfare benefits (4)	0	0	0
Total	$699,366	$182,692	$0

(1)

Mr. James McCann is entitled to severance pursuant to his employment agreement which entitles him to $2,500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. Mr. McCann is entitled to the same severance package under the JM 2016 Agreement. As of July 3, 2016, Mr. McCann's base salary was $975,000, and his employment agreement provided for a remaining term of five years.

(2)

The intrinsic value of accelerated unvested stock options was calculated using the closing price of the Company's Class A Common Stock on July 3, 2016 ($8.99). The intrinsic value is the aggregate spread between $8.99 and the exercise prices of the accelerated options, if less than $8.99.

(3)

The value of accelerated unvested restricted shares was calculated using the closing price of the Company's Class A Common Stock on July 3, 2016 ($8.99). Refer to the column titled "Market Value of Shares or Units of Stock that Have Not Vested" within the "Outstanding Equity Awards at Fiscal Year End" table.

(4)

Represents the estimated cost of paying for continuing medical, dental, life and long-term disability for five years. The amounts for medical and dental insurance coverage are based on rates charged to the Company's employees for post-employment coverage provided in accordance with the Consolidated Omnibus Reconciliation Act of 1985, or COBRA. The costs of providing the other insurance coverage are based on quoted amounts for 2016, adjusted by a 7.5% inflation factor, compounded annually.

(5)

Mr. Shea does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Shea was deemed to receive two weeks of severance for each completed year of service with the Company. As of July 3, 2016, Mr. Shea's base salary was $425,000.

(6)

Mr. Christopher McCann is entitled to severance pursuant to his employment agreement which entitles him to $500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. Under the CM 2016 Agreement, Mr. McCann is entitled to a severance payment of $1,000,000, plus the base salary payable to him for the then remaining duration of his contract. As of July 3, 2016, Mr. McCann's base salary was $721,000, and his employment agreement provided for a remaining term of five years.

(7)

Mr. Hartnett does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Hartnett was deemed to receive two weeks of severance for each completed year of service with the Company. As of July 3, 2016, Mr. Hartnett's base salary was $385,000.

(8)

Mr. Taiclet does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Taiclet was deemed to receive two weeks of severance for each completed year of service with the Company. As of July 3, 2016, Mr. Taiclet's base salary was $475,000.

The above table does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, such as 401(k) plan vested benefits and earned but unused vacation.

Employment Agreements

The employment agreements of James F. McCann and Christopher G. McCann provide for certain payments in the event of termination of employment (and in the case of Christopher G. McCann, terminations following a change in control of the Company).

James F. McCann

Upon termination without Good Cause (as defined in the employment agreement) or resignation by Mr. McCann for Good Reason (as defined in the employment agreement) within ten days following the termination date, Mr. McCann is entitled to severance pay in the amount of $2,500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term.  Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date.  As discussed above, Mr. McCann is restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for Good Cause.  He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Under the JM 2016 Agreement, payments made to Mr. McCann for termination for any reason remain unchanged.  However he is restricted from participating in any business competitive to the Company for a period of two years after a voluntary resignation or termination for Good Cause.

Christopher G. McCann

Upon termination without Good Cause (as defined in the employment agreement) or resignation by Mr. McCann for Good Reason (as defined in the employment agreement), within ten days following the termination date, Mr. McCann is entitled to severance pay in the amount of $500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term.  The Good Reason definition includes a Change of Control (as defined in the employment agreement) of the Company, so long as Mr. McCann’s resignation occurs no later than one year following a Change of Control.  Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date.  As discussed above, Mr. McCann is restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for Good Cause.  He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Under the CM 2016 Agreement, upon termination for Good Cause (as defined in the CM 2016 Agreement) or resignation for Good Reason (as defined in the CM 2016 Agreement),  Mr. McCann is entitled to severance pay in the amount of $1,000,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term.  Further, he is restricted from participating in any business competitive to the Company for a period of two years after a voluntary resignation or termination for Good Cause.

2003 Long Term Incentive and Share Award Plan

The 2003 Long Term Incentive and Share Award Plan, as amended and restated as of October 22, 2009, provides that unless otherwise provided by the Compensation Committee at the time of the award grant, in the event of a change of control, (i) all outstanding awards pursuant to which the participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of awards under which payments of cash, shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of the Company’s Class A common stock (excluding unvested restricted shares) and Class B Common Stock, as of October 14, 2016, or as of the dates referenced below for (i) each person known by the Company to beneficially own more than 5% of each class; (ii) each Director; (iii) each Named Executive Officer; and (iv) all of the Company’s Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, NY 11514. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of October 14, 2016, but excludes shares of Common Stock underlying options held by any other person. Percentage of beneficial ownership is based on 34,873,169 shares of Class A Common Stock (excluding unvested restricted shares) and 29,983,004 shares of Class B Common Stock outstanding as of October 14, 2016.

	Shares		% of Shares
	Beneficially Owned		Beneficially Owned
	A Shares	B Shares	A Shares	B Shares

Name
5% Stockholders:

Black Rock, Inc. (1)	2,243,342	-	6.4%	-
Dimensional Fund Advisors LP (2)	1,889,871	-	5.4%	-
McClain Value Management LLC (3)	1,766,345	-	5.1%	-
Erin Lenehan 2005 Trust (4)	2,265,197	-	6.5%	-
James McCann 2005 Trust (5)	2,265,197	-	6.5%	-
Matthew McCann 2005 Trust (6)	2,265,196	-	6.5%	-

Directors, not including CEO and President:

Geralyn R. Breig	19,851	-	0.1%	-
Celia R. Brown	-	-	-	-
Lawrence Calcano (7)	75,808	-	0.2%	-
James Cannavino (8)	122,838	-	0.4%	-
Sean Hegarty	6,132	-	*	-
Eugene DeMark	17,851	-	0.1%	-
Leonard J. Elmore (9)	54,042	-	0.2%	-
Larry Zarin (10)	40,808	-	0.1%	-

Named Executive Officers:
James F. McCann (11)	481,202	29,039,444	1.4%	96.9%
William E. Shea	238,881	-	0.7%	-
Christopher G. McCann (12)	2,549,644	2,850,640	7.0%	9.5%
David Taiclet	405,905	-	1.2%	-
Thomas Hartnett	114,382	-	0.3%	-

Directors and Executive Officers as a Group (16 persons) (13)	4,591,068	29,890,084	12.6%	99.7%

_________________________

*	Indicates less than 0.1%.

(1)     This information is based on the Schedule 13G filed with the SEC by Black Rock, Inc. on January 28, 2016 for shares held on December 31, 2015. According to the Schedule 13G, the reporting person has sole voting power with respect to 2,196,354 shares of our Class A Common Stock and sole dispositive power with respect to 2,243,342 shares of our Class A Common Stock. The address of Black Rock, Inc., is 55 East 52nd Street, New York, NY 10005.

(2)     This information is based on the Schedule 13G Amendment No. 3 filed by Dimensional Fund Advisors LP with the SEC on February 9, 2016 for shares held on December 31, 2015. According to the Schedule 13G, Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940 (“Advisors Act”), furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-advisor to certain other commingled group trusts and separate accounts (such investment companies, trust and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the Schedule 13G provides that the filing of the Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(3)     This information is based on a Schedule 13G filed with the SEC by McClain Value Management LLC, Philip C. McClain and Joseph W. Donaldson on February 4, 2016 for shares held on December 31, 2915. According to the Schedule 13G, the reporting persons have sole voting power with respect to 1,377,219 shares of our Class A Common Stock and sole dispositive power with respect to 1,766,345 shares of our Class A Common Stock. The address of the reporting persons is 175 Elm Street, New Canaan, Connecticut 06840.

(4)     The trust is an irrevocable trust that was established for the benefit of James F. McCann’s daughter, Erin Lenehan, under an agreement dated August 29, 2005. The trustees of the trust are Marylou McCann, Christopher G. McCann and Gerard M. Gallagher. Voting and disposition of the shares held by the trust require the approval of a majority of the trustees. The address of the trust is One Old Country Road, Suite 500, Carle Place, NY 11514.

(5)	The trust is an irrevocable trust that was established for the benefit of James F. McCann’s son, James McCann, under an agreement dated August 29, 2005. The trustees of the trust are Marylou McCann, Christopher G. McCann and Gerard M. Gallagher. Voting and disposition of the shares held by the trust require the approval of a majority of the trustees. The address of the trust is One Old Country Road, Suite 500, Carle Place, NY 11514.

(6)	The trust is an irrevocable trust that was established for the benefit of James F. McCann’s son, Matthew McCann, under an agreement dated August 29, 2005. The trustees of the trust are Marylou McCann, Christopher G. McCann and Gerard M. Gallagher. Voting and disposition of the shares held by the trust require the approval of a majority of the trustees. The address of the trust is One Old Country Road, Suite 500, Carle Place, NY 11514.

(7)	Includes 40,000 shares of Class A Common Stock that may be acquired within 60 days of October 14, 2016 through the exercise of stock options.

(8)	Includes 30,000 shares of Class A Common Stock that may be acquired within 60 days of October 14, 2016 through the exercise of stock options.

(9)	Includes 23,234 shares of Class A Common Stock that may be acquired within 60 days of October 14, 2016 through the exercise of stock options.

(10)	Includes 10,000 shares of Class A Common Stock that may be acquired within 60 days of October 14, 2016 through the exercise of stock options.

(11)

Includes (a) 5,875,000 shares of Class B Common Stock held by limited partnerships, of which Mr. J. McCann is a limited partner and does not exercise control and of which he disclaims beneficial ownership, (b) 41,871 shares of Class A Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. J. McCann is a Director and the President; and (c) 2,177,197 shares of Class B Common Stock held by a Grantor Retained Annuity Trust of which Mr. J. McCann is the Trustee. Excludes shares of Class A Common Stock that may be acquired upon the conversion of Mr. J. McCann’s Class B Common Stock into Class A Common Stock. The Class B Common Stock is convertible into Class A Common Stock on a one-to-one basis and is entitled to 10 votes for each share.

(12)

Includes (a) 1,375,000 shares of Class A Common Stock that may be acquired within 60 days of October 14, 2016 through the exercise of stock options, (b) 2,000,000 shares of Class B Common Stock held by a limited partnership, of which Mr. C. McCann is a general partner and exercises control, (c) 41,871 shares of Class A Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. C. McCann is a Director and Treasurer, (d) 150,000 shares of Class A Common Stock which he holds jointly with his wife, (e) 110 shares of Class A Common Stock for which he is the custodian of the shares for his son and (f) 180,924 shares of Class A Common Stock held by a Grantor Retained Annuity Trust of which Mr. C. McCann is the Trustee. Excludes shares of Class A Common Stock that may be acquired upon the conversion of Mr. C. McCann’s Class B Common Stock into Class A Common Stock. The Class B Common Stock is convertible into Class A Common Stock on a one-to-one basis and is entitled to 10 votes for each share.

(13)	Includes 1,978,234 shares of Class A Common stock that may be acquired within 60 days of October 14, 2016 through the exercise of stock options.

Certain Business Relationships with Directors and Officers

The Company has a policy providing that all material transactions between it and one or more of its Directors, Executive Officers, nominees for Director or a member of their immediate families must be approved either by a majority of the disinterested members of the Board or by the stockholders of the Company.

While the policy is not in writing, the Company's legal and finance staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. This includes inquiries of its Directors and Officers, as well as a questionnaire that Directors and Officers are required to complete periodically. In determining whether to approve or ratify a related party transaction, the disinterested members of the Board will consider the relevant facts and circumstances, which may include the relationship of the individual with the Company, the materiality of the transaction to the Company and the individual, and the business purpose and reasonableness of the transaction.  As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person, are disclosed in the Company's proxy statement. The Company considers individual transactions, or any series of transactions which, in the aggregate exceed $120,000, to be material and requiring of disclosure.

Below are the transactions that occurred during Fiscal 2016 in which, to the Company’s knowledge, the Company was or is a party, in which the amount involved exceeded $120,000, and in which any Director, Director nominee, Executive Officer, holder of more than 5% of the Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

For Fiscal 2016, Julie Mulligan, the sister of Directors and Executive Officers, James F. McCann and Christopher G. McCann, was employed as a Vice President of Product Development and Content. Ms. Mulligan’s compensation was unanimously approved by the Independent Directors of the Board. Ms. Mulligan’s earned $160,000 in Fiscal 2016. Ms. Mulligan was not eligible to receive a bonus under the Company’s annual incentive plan (“Sharing Success Program”) for Fiscal 2016.

For Fiscal 2016, James McCann, the son of Chairman and CEO James F. McCann and nephew of Director and President Christopher G. McCann, was employed as a Director, BloomNet Products and Services. Mr. McCann’s compensation was unanimously approved by the Independent Directors of the Board. Mr. McCann’s base salary for Fiscal 16 was $115,311. Mr. McCann received a $15,527 bonus under the Sharing Success Program for Fiscal 2016.

Gerard M. Gallagher, our General Counsel, Senior Vice President and Corporate Secretary, is the founder and managing partner in the law firm of Gallagher, Walker, Bianco & Plastaras, LLP based in Mineola, New York. Compensation for Mr. Gallagher’s services are paid to the law firm. The Company, with the approval of the Board, also pays the law firm fees for services rendered by other members of the firm on the Company’s behalf.

In fiscal 2016, the Company paid the firm (i) $538,000 for services provided by Mr. Gallagher and (ii) $ 453,000 in fees for legal services provided by other members of the firm and $23,000 in disbursements.  The Company believes that collectively these fees and disbursements are fair and reasonable.

David Taiclet, our President of Gourmet Food & Gift Baskets business segment, together with his wife, has a less than 10 % beneficial ownership interest in OLB, LLC (“OLB”), which entity leases 17 retail locations to Fannie May Confections, Inc. In Fiscal 2016, the lease payments to OLB totaled $1,244,501.85. Mr. Taiclet's interest predates the Company’s 2006 acquisition of Fannie May Confections Brands, Inc., were disclosed to the Company prior to the closing of that acquisition and such ongoing relationships were approved by the Board of Directors.

October 31, 2016

To the Board of Directors
of 1-800-FLOWERS.COM, INC. (the “Company”):

We, the members of the Audit Committee, assist the Board of Directors in its oversight of the Company’s financial accounting, reporting and controls. We also evaluate the performance and independence of the Company’s independent registered public accounting firm. We operate under a written charter that both the Board and we have approved. A current copy of the Audit Committee charter can be found on the Company’s website located at www.1800flowers.com under the Investor Relations section of the website.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. In addition, although the Board has determined that each of the members of the Audit Committee meets NASDAQ regulatory requirements for financial literacy and that Eugene DeMark is an “audit committee financial expert,” as defined by Commission rules, and is financially sophisticated under NASDAQ requirements, we would like to remind our stockholders that we are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting.

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, including setting the accounting and financial reporting principles and designing the Company’s system of internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control. The Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The independent registered public accounting firm is also responsible for expressing opinions on the effectiveness of the Company's internal control over financial reporting as well as management's assessment thereof. Although the Board is the ultimate authority for effective corporate governance, including oversight of the management of the Company, the Audit committee’s purpose is to assist the Board in fulfilling its responsibilities by overseeing these processes, as well as overseeing the qualifications and performance of the Company’s independent registered public accounting firm.

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided (as noted in the table below) were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

We reviewed and discussed the audited consolidated financial statements and related footnotes for the fiscal year ended July 3, 2016 with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. We also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board No. 16). We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firms’ communications with the Audit Committee concerning independence, and discussed with BDO their independence. This review included a discussion with management and the independent registered public accounting firm of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s Financial Statements, including the disclosures relating to critical accounting policies.

Based on the reports, discussions and reviews described in this report, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 3, 2016, for filing with the Securities and Exchange Commission.

Audit Committee
Eugene F. DeMark (Chairman)
Lawrence Calcano

Sean Hegarty

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has appointed BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 2, 2017, and the Board is asking stockholders to ratify such selection at the Annual Meeting. The stockholders’ ratification of the appointment of BDO will not impact the Audit Committee’s responsibility pursuant to its charter, to appoint, replace and discharge the independent auditors. In the event the stockholders fail to ratify this selection, the matter of the selection of independent auditors will be reconsidered by the Board of Directors.

We are not required to submit the appointment of BDO for ratification by our stockholders. However, we are doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment of BDO, the audit committee may reconsider its decision. In any case, our audit committee may, in its discretion, appoint a new independent registered public accounting firm at any time during the year if it believes that such change would be in the Company’s best interest and the best interest of our stockholders.

The affirmative votes of the majority of the company’s outstanding Common Stock present in person or by proxy is required to ratify the appointment of the independent registered accounting firm. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for Fiscal 2017. A representative of BDO USA, LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE

SELECTION OF BDO USA, LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL 2017.

Fees Paid to Independent Public Accounting Firms

The following table shows the fees that the Company paid or accrued for audit and other services provided by BDO USA, LLP for Fiscal 2016 and Fiscal 2015, all of which were approved by the Audit Committee.

	2016	2015

Audit Fees	$860,000	$878,312
Audit-Related Fees	0	0
Tax Fees	160,427	301,035
All Other Fees	0	0
Total	$1,020,427	$1,179,347

Audit Fees. Fees for audit services include fees associated with the annual financial statement audits of 1-800-Flowers.com, Inc., as well as 1-800-Flowers.com, Inc’s audit of internal controls and quarterly SAS 100 reviews of 1-800-Flowers.com Inc.’s quarterly reports on Form 10-Q.

Tax Fees. Fees for tax service include tax compliance and research and development tax credit consulting fees.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit, audit-related and non-audit services (including tax services) provided by the independent registered public accounting firm. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service. The independent registered public accounting firm and the Company's management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including fees for the services performed to date. In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as required.

 PROPOSAL 5

RE-APPROVAL OF THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN, AS AMENDED AND RESTATED OCTOBER 22, 2009

The 2003 Long Term Incentive and Share Award Plan, as amended and restated October 22, 2009 (the “Plan”), has previously been adopted by the Board of Directors and approved by the shareholders in 2011. The Plan is being submitted for re-approval by the shareholders so that performance-based awards granted under the Plan to named executive officers may continue to qualify as performance-based compensation that is exempt from the income tax deductibility limitations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Unless an exception applies, including the exception for qualified performance-based compensation, Section 162(m) of the Code generally disallows the corporate tax deduction for compensation paid in excess of $1 million annually to each of the chief executive officer and three other most highly compensated executive officers (other than the chief financial officer) of a publicly held corporation. In order for performance-based awards granted under the Plan to continue to qualify as performance-based compensation exempt from the deductibility limitations under Section 162(m), the performance goal criteria set forth in the Plan for such awards is generally required to be approved periodically by shareholders. Accordingly, we are requesting shareholder approval of the amendment and restatement of the Plan and the performance goals thereunder.

The number of shares available for issuance under the Plan have not been increased from the amount previously approved by shareholders in 2011.  Except for extending the term of the Plan through September 14, 2026 and allowing the Compensation Committee to designate an officer to grant awards to employees and consultants not subject to Section 16 of the Exchange Act, no other changes have been made to the Plan.

The following summary of the Plan is qualified in its entirety by reference to the Plan, which, with the amendments summarized above incorporated therein, is attached as Annex “B” to this Proxy Statement.

General. The Plan is intended to provide incentives to attract, retain and motivate employees, consultants and directors in order to achieve the Company’s long-term growth and profitability objectives. The Plan will provide for the grant to eligible employees, consultants and directors of stock options, share appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance units, dividend equivalents, and other share-based awards (collectively the “Awards”). The total number of shares of Common Stock remaining available for grants of Awards under the Plan as of October 14, 2016 is 6,317,611. However, no more than 7,500,000 shares of Common Stock may be issued under the Plan as incentive stock options intended to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, during a calendar year (i) the maximum number of shares with respect to which options and SARs may be granted to an eligible participant under the Plan will be 1,000,000 shares, and (ii) the maximum number of shares with respect to which Awards intended to qualify as performance-based compensation other than options and SARs may be granted to an eligible participant under the Plan will be 500,000 shares. These share amounts are subject to anti-dilution adjustments in the event of certain changes in the Company’s capital structure, as described below. Shares issued pursuant to the Plan will be either authorized but unissued shares or treasury shares.

Eligibility and Administration. Officers and other employees of, and consultants to, the Company and its Subsidiaries and affiliates and directors of the Company will be eligible to be granted Awards under the Plan. The Plan will be administered by the Compensation Committee or such other Board committee (or the entire Board) as may be designated by the Board (the “Committee”). Unless otherwise determined by the Board, the Committee will consist of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and “outside directors” within the meaning of Section 162(m) of the Code. The Committee will determine which eligible employees, consultants and directors receive Awards, the types of Awards to be received and the terms and conditions thereof. The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards. All full time employees are currently eligible to participate in the Plan.

The Committe may designate an officer of the Company (the “Designated Officer”) who shall have the power and authority to make Awards under the Plan to employees and consultants not subject to Section 16 of the Exchange Act, subject to limitations imposed by the Committee.

Except for certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, options and SARs issued under the Plan will not be amended to lower their exercise price and options and SARs issued under the Plan will not be exchanged for other options or SARs with lower exercise prices.

Awards. Incentive stock options (“ISOs”) intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares of Common Stock as the Committee determines. The Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. However, the exercise price of options will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the options.

A SAR will entitle the holder thereof to receive with respect to each share subject thereto, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price of the SAR set by the Committee as of the date of grant. However, the exercise price of the SARs will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the SARs. Payment with respect to SARs may be made in cash or shares of Common Stock as determined by the Committee.

Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, eligible employees granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon, and unvested restricted shares will be forfeited upon termination of employment during the applicable restriction period.

A restricted share unit will entitle the holder thereof to receive shares of Common Stock or cash at the end of a specified deferral period. Restricted share units will also be subject to such restrictions as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, restricted share units subject to restriction will be forfeited upon termination of employment during any applicable restriction period.

Performance shares and performance units will provide for future issuance of shares or payment of cash, respectively, to the recipient upon the attainment of corporate performance goals established by the Committee over specified performance periods. Except as otherwise determined by the Committee, performance shares and performance units will be forfeited upon termination of employment during any applicable performance period. Prior to payment of performance shares or performance units, the Committee will certify that the performance objectives were satisfied. Performance objectives may vary from person to person and will be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the shares; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA on a pre-bonus basis; EBITDA on a pre-bonus basis adjusted for the change in inventory for the plan year (“modified free cash flow”); free cash flow; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin; net profit margin; or any of the above criteria as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index. The Committee may revise performance objectives if significant events occur during the performance period which the Committee expects to have a substantial effect on such objectives, as set forth in the Plan.

The Committee may also grant dividend equivalent rights and it is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated in, valued in, or otherwise based on, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Nontransferability. Unless otherwise set forth by the Committee in an Award agreement, Awards (except for vested shares) will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.

Change of Control. In the event of a change of control (as defined in the Plan), all Awards granted under the Plan then outstanding but not then exercisable (or subject to restrictions) shall become immediately exercisable, all restrictions shall lapse, and any performance criteria shall be deemed satisfied, unless otherwise provided in the applicable Award agreement.

Capital Structure Changes. If the Committee determines that any dividend in shares, recapitalization, share split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate, and shall make adjustments to (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award, or provide for a distribution of cash or property with respect to an Award.

Amendment and Termination. The Plan may be amended, suspended or terminated by the Board of Directors at any time, in whole or in part. However, any amendment for which shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted will not be effective until such shareholder approval has been obtained. In addition, no amendment, suspension, or termination of the Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. The Committee may waive any conditions or rights, amend any terms, or amend, suspend or terminate, any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.

Effective Date and Term. The amended and restated Plan was effective as of October 22, 2009 and was scheduled to terminate on October 22, 2019. The termination date has been amended to September 14, 2026.

Market Value. The per share closing price of the Common Stock on October 14, 2016 was $9.06.

Federal Income Tax Consequences. The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretation thereof, and does not address the consequences under any state, local or foreign tax laws.

Stock Options

In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Common Stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price. The Company will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.

Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an ISO granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an ISO granted under the Plan will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by the Company) first becomes exercisable in any calendar year for shares of Common Stock having a fair market value, determined as of the date of grant, in excess of $100,000.

If shares of Common Stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of Common Stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and the Company will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of Common Stock have been held. Where shares of Common Stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of Common Stock have been held.

If an option is exercised through the use of shares of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant’s alternative minimum taxable income and may result in an alternative minimum tax liability.

Restricted Stock

A participant who receives shares of restricted stock will generally recognize ordinary income at the time that they “vest”, i.e., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the Common Stock at the time the shares vest, less the amount, if any, paid for the stock. This amount is generally deductible for federal income tax purposes by the Company. Dividends paid with respect to Common Stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by the Company). Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock. The holding period for this purpose will begin on the date following the date the shares vest.

In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and the Company will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to the Company. If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

SARs and Other Awards

With respect to SARs, restricted share units, performance shares, performance units, dividend equivalents and other Awards under the Plan not described above, generally, when a participant receives payment with respect to any such Award granted to him or her under the Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the Company.

Payment of Withholding Taxes

The Company may withhold, or require a participant to remit to it, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with Awards under the Plan.

Deductibility Limit on Compensation in Excess of $1 Million

Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with Awards granted under the Plan) by a public company to each “covered employee” (i.e., the chief executive officer and three other most highly compensated executive officers of the Company other than the chief financial officer) to no more than $1 million. The Company currently intends to structure stock options and other Awards granted under the Plan to certain of the covered employees to comply with an exception to nondeductibility under Section 162(m) of the Code. However, the Company retains the discretion to grant Awards that do not comply with an exception under Section 162(m) of the Code. See “Compensation Committee Report”

New Plan Benefits

Benefits under the amendment to the Plan are not determinable at this time. Please see the Summary Compensation Table for amounts granted during Fiscal 2016 to our NEOs.

The affirmative vote of a majority of the Company’s outstanding Common Stock present in person or by proxy is required to re-approve the 2003 Long Term Incentive and Share Award Plan as amended and restated on October 22, 2009. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the re-approval of the 2003 Long Term Incentive and Share Award Plan as amended and restated on October 22, 2009.

THE BOARD RECOMMENDS A VOTE “FOR” THE RE-APPROVAL OF THE 2003 LONG TERM

INCENTIVE AND SHARE AWARD PLAN AS AMENDED AND
RESTATED ON OCTOBER 22, 2009.

PROPOSAL 6

approval of the section 16 executive officers bonus plan, as amended and restated on SEPTEMBER 14, 2016.

General

The Company’s Board of Directors has adopted, and the shareholders have previously approved, the Section 16 Executive Officers Bonus Plan pursuant to which Section 16 executive officers of the Company may be entitled to receive annual bonus compensation contingent upon the attainment of certain performance goals.

In order to qualify under the performance-based compensation exception under Section 162(m) of the Code, and thereby avoid potential nondeductibility of bonus compensation paid to certain executive officers, the material terms of the Section 16 Executive Officers Bonus Plan (including the class of eligible participants, the performance criteria contemplated by the plan and the maximum amount payable under the plan) must be approved by the stockholders, and the performance criteria generally need to be periodically reapproved. Accordingly, the Section 16 Executive Officers Bonus Plan, as amended and restated is being submitted for approval by stockholders.

A copy of the Section 16 Executive Officers Bonus Plan is attached as Annex “B” hereto. The material features of the Section 16 Executive Officers Bonus Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Section 16 Executive Officers Bonus Plan.

Purpose

The purpose of the Section 16 Executive Officers Bonus Plan is to provide Section 16 executives of the Company with an opportunity to earn annual bonus compensation as an incentive and reward for their leadership, ability and exceptional services.

Administration

The Section 16 Executive Officers Bonus Plan will be administered by a committee of the Board of Directors of the Company consisting of not less than two persons who, to the extent required to satisfy the exception for performance based compensation under Section 162(m) of the Code, will be “outside directors” within the meaning of such section.

Subject to the express provisions of the Section 16 Executive Officers Bonus Plan, the committee of outside directors has the authority to (i) establish performance goals for the granting of annual bonuses for each plan year, (ii) determine the Section 16 executives to whom annual bonus awards are to be made for each plan year, (iii) determine whether the performance goals for any plan year have been achieved, (iv) authorize payment of annual bonuses under the Section 16 Executive Officers Bonus Plan, (v) adopt, alter and repeal such administrative rules, guidelines and practices governing the Section 16 Executive Officers Bonus Plan as it deems advisable, and (vi) interpret the terms and provisions of the Section 16 Executive Officers Bonus Plan.

Determination of Awards

The amount of any annual bonus granted to a Section 16 executive for any plan year will be an amount not greater than $2 million, which amount will be determined based on the achievement of one or more performance goals established by the committee of outside directors with respect to such executive. Performance goals may vary from executive to executive and shall be based upon such one or more of the following performance criteria as the committee of outside directors may deem appropriate: appreciation in stock value, total stockholder return, earnings per share, earnings per share growth, operating income, net income, pro forma net income, return on equity, return on designated assets, return on capital, economic value added, earnings, earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA on a per-bonus basis adjusted for the change in inventory for the year (“modified free cash flow”), free cash flow, revenues, revenue growth, expenses, operating profit margin, operating cash flow, gross profit margin or net profit margin. Performance goals may be expressed as absolute goals, goals to past performance, goals compared to the performance of a published or special index or benchmark deemed applicable by the Company or otherwise determined by the Committee. The performance goals may be determined by reference to the performance of the Company, or of a subsidiary or affiliate, or of a division or unit of any of the foregoing. Not later than the ninetieth day of the plan year (or another date as may be permitted pursuant to Section 162(m) of the Code), the committee of outside directors will establish (i) the Section 16 executives who will be eligible for an annual bonus for such plan year, (ii) the performance goals for such plan year, and (iii) the corresponding annual bonus amounts payable under the Section 16 Executive Officers Bonus Plan upon achievement of the performance goals.

Payment of Award

An annual bonus (if any) to any Section 16 executive for a plan year will be paid after the end of the plan year, provided, however, that the committee of outside directors shall have first certified in writing (i) that a performance goal with respect to the executive for such fiscal year was satisfied and the level of the goal attained, and (ii) the amount of each executive’s annual bonus. The Committee, unless it determines otherwise, shall have the discretion to decrease the amount otherwise payable under an award. If an executive dies after the end of a plan year but before receiving payment of any annual bonus, the amount will be paid to a designated beneficiary or, if no beneficiary has been designated, to the executive’s estate. Notwithstanding the foregoing, the committee of outside directors may determine by separate employment agreement with any executive or otherwise, that all or a portion of an executive’s annual bonus for a plan year will be payable to such executive upon his death or disability, or upon a change of control of the Company, during the plan year.

Non-Transferability

No annual bonuses or rights under the Section 16 Executive Officers Bonus Plan may be transferred or assigned other than by will or by the laws of descent and distribution.

Amendments and Termination

The Board of Directors may terminate the Section 16 Executive Officers Bonus Plan and may amend it from time to time; provided, however, that no termination or amendment of the Section 16 Executive Officers Bonus plan will materially and adversely affect the rights of an executive or a beneficiary to a previously certified annual bonus. Amendments to the Section 16 Executive Officers Bonus Plan may be made without stockholder approval except as required to satisfy Section 162(m) of the Code.

Certain Federal Income Tax Consequences

The following is a summary of certain Federal income tax aspects with respect to the Section 16 Executive Officers Bonus Plan based upon the laws in effect on the date hereof.

Upon payment of an annual bonus to an executive for any plan year pursuant to the Section 16 Executive Officers Bonus Plan, such executive will recognize ordinary income in the amount of such annual bonus on the date the compensation is paid.

The Company will generally be entitled to a deduction in the amount taxable as ordinary income to an executive, subject to the limitation imposed by Section 162(m) of the Code. The Company intends that compensation paid to an executive pursuant to the Section 16 Executive Officers Bonus Plan will generally qualify as “performance-based compensation” under Section 162(m) of the Code and, consequently, should generally not be subject to the $1 million deduction limit thereunder.

The foregoing is based upon Federal income tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the Section 16 Executive Officers Bonus Plan. Also, the state and local tax consequences to an executive and the Company may vary, depending upon the laws of the various states and localities and the individual circumstances of the executive.

New Plan Benefits

The amount of benefits payable in the future under the Section 16 Executive Officers Bonus Plan is not currently determinable.

The affirmative vote of a majority of the Company’s outstanding Common Stock present in person or by proxy is required to approve the Section 16 Executive Officers Bonus Plan, as amended and restated on September 14, 2016. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the approval of the Section 16 Executive Officers Bonus Plan, as amended and restated on September 14, 2016.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SECTION 16

EXECUTIVE OFFICERS BONUS PLAN, AS AMENDED AND RESTATED ON SEPTEMBER 14, 2016

OTHER MATTERS

The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in their discretion on such matters.

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

Shareholders who, in accordance with Commission Rule 14a-8 wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at the Company’s principal executive offices no later than the close of business on July 3, 2017. As the rules of the Commission make clear, simply submitting a proposal does not guarantee that it will be included.

In accordance with our Bylaws, in order to be properly brought before the 2017 Annual Meeting, a shareholder’s notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to the secretary of the Company at its principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary date of the 2016 Annual Meeting date. As a result, any notice given by a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the Commission’s Rule 14a-8) must be received no earlier than August 15, 2017 and no later than September 14, 2017. If, however, our 2017 Annual Meeting date is advanced by more than 30 days before, or delayed more than 70 days after, the one year anniversary of the 2016 Annual Meeting date, then proposals must be received no earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 90th day before the 2017 Annual Meeting or the 10th day following the date on which the 2017 Annual Meeting date is publicly announced.

To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and Commission requirements. The Company will not consider any proposal or nomination that does not meet the Bylaws requirements and the Commission’s requirements for submitting a proposal or nomination. Notices of intention to present proposals at the 2017 Annual Meeting should be addressed to Corporate Secretary, 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, New York 11514. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SOLICITATION OF PROXIES

Proxies are being solicited by the Board of Directors of the Company. Proxies may be solicited by officers, Directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company may pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for expenses of forwarding solicitation materials to their principals. All of the costs of solicitation will be paid by the Company.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date who did not receive a copy of the Company’s Annual Report for the fiscal year ended July 3, 2016, on the written request of such person, a copy of the Company’s Annual Report on Form 10-K as filed with the Commission. Any such request should be made in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

By order of the Board of Directors

/s/ Christopher G. McCann

___________________________________
Christopher G. McCann
Chief Executive Officer

Carle Place, New York
October 31, 2016

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form

1-800-FLOWERS.COM, INC.
ONE OLD COUNTRY ROAD
CARLE PLACE, NY 11514	Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch- hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return tone telephone transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in it and mail to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends a vote FOR all the nominees for Directors listed in proposal 2 or 3, as applicable, and FOR proposals 1, 4, 5 and 6.

1.	To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to declassify the Board of Directors.

For	Against	Abstain
☐	☐	☐

2.	If Proposal 1 is approved, to elect nine Directors:

	For	Withhold		For	Withhold		For	Withhold
01–Geralyn R. Breig*	☐	☐	02–Celia Brown*	☐	☐	03–James Cannavino*	☐	☐

04–Eugene DeMark*	☐	☐	05–Leonard J. Elmore*	☐	☐	06–Sean Hegarty*	☐	☐

07–Christopher G. McCann*	☐	☐	08–James F. McCann*	☐	☐	09–Larry Zarin*	☐	☐

* Each to hold office for a one-year term until each Director’s respective successor has been duly elected and qualified

3.	If Proposal 1 is not approved, to elect the Class II Directors:

	For	Withhold		For	Withhold		For	Withhold
01–Eugene DeMark**	☐	☐	02–Leonard Elmore**	☐	☐	03–Sean Hegarty **	☐	☐

** Each to hold office for a three-year term and until such Director’s respective successor has been duly elected and qualified.

	For	Against	Abstain

4. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM. Proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending July 2, 2017 as described in the Proxy Statement

	☐	☐	☐

5. To re-approve the 2003 Long Term Incentive and Share Plan, as amended and restated October 22, 2009	☐	☐	☐

6. To approve the Section 16 Executive Officers Bonus Plan, as amended and restated September 14, 2016	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [Please sign within box]	Date

Signature (Joint Owner)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com .

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

1-800-FLOWERS.COM, INC.

Annual Meeting of Stockholders

December 13, 2016 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder of 1-800-FLOWERS.CO INC hereby appoints Gerard M. Gallagher, Corporate Secretary, with full power of substitution, as proxy to vote the shares of stock, in accordance with the undersigned's specifications which the undersigned could vote if personally present at the Annual Meeting of Stockholders of 1-800-FLOWERS.COM, INC. to be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Monday, December 13, 2016 at 9:00 a.m. eastern standard time or any adjournment thereof.

UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL  BE  VOTED  "FOR"  PROPOSAL 1,  "FOR"  ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 2 OR 3, AS APPLICABLE, "FOR" PROPOSALS 4, 5 AND 6 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY AS TO OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING.

All of the proposals set forth are proposals of the Company.

Continued and to be signed on reverse side

APPENDIX A

AMENDMENT TO THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

If approved by stockholders, Sections 2 and 3 of ARTICLE V of the Third Amended and Restated Certificate of Incorporation of 1-800-FLOWERS.COM, INC. would be amended as follows, with deletions indicated by strike-throughs and additions indicated by underlying:

2.      ~~CLASSIFIED BOARD OF DIRECTORS.~~ TERMS.

~~The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III, each of which shall be as nearly equal in number as possible.~~ Each director shall ~~serve~~be elected for a term ~~ending on the date~~ of office that shall expire at the ~~third~~next annual meeting of stockholders following ~~the annual meeting at which the director was elected; provided, however, that each initial director in Class I shall hold office until the annual meeting of stockholders in 2000; each initial director in Class II shall hold office until the annual meeting of stockholders in 2001; and each initial director in Class III shall hold office until the annual meeting of stockholders in 2002. Notwithstanding the foregoing provisions of this Article V,~~his or her election, and each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

~~Subject to the provisions of this Article V, should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (i) if there shall be an excess of one directorship over a number equally divisible by three, such extra directorship shall be classified in Class I; and (ii) if there shall be an excess of two directorships over a number divisible by three, one shall be classified in Class I and the other in Class II.~~

~~In the event of any increase or decrease in the authorized number of directors, (1) each director than serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his earlier resignation, removal from office or death, and (2) the newly created or eliminated directorship resulting from such increase or decrease shall be appointed by the Board of Directors among the three classes of directors so as to maintain such classes as nearly equal as possible.~~

3.     REMOVAL OF DIRECTORS.

Notwithstanding any other provisions of this Third Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, any director or the entire Board of Directors of the Corporation may be removed, at any time, ~~but only for~~with or without cause and only by the affirmative vote of ~~not less than 66.67%~~a majority of the Total Voting Power.

ANNEX B

1-800-FLOWERS.COM, INC.
2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN

(as amended and restated as of October 22, 2009)

1.            Purposes.

The purposes of the 2003 Long Term Incentive and Share Award Plan are to advance the interests of 1-800-Flowers.com, Inc. and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.            Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)     “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b)     “Award” means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.

(c)     “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)     “Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e)     “Board” means the Board of Directors of the Company.

(f)     “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(g)     “Committee” means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an “outside director” within the meaning of Section 162(m) of the Code, to the extent applicable; provided, further, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

(h)     “Company” means 1-800-Flowers.com, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

(i)     “Director” means a member of the Board who is not an employee of the Company, a subsidiary or an Affiliate.

(j)     “Dividend Equivalent” means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

(k)     “Eligible Person” means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

(l)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(m)     “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date in question (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

(n)     “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(o)     “NQSO” means any Option that is not an ISO.

(p)     “Option” means a right, granted under Section 5(b), to purchase Shares.

(q)     “Other Share-Based Award” means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

(r)     “Participant” means an Eligible Person who has been granted an Award under the Plan.

(s)     “Performance Share” means a performance share granted under Section 5(f).

(t)     “Performance Unit” means a performance unit granted under Section 5(f).

(u)     “Plan” means this 2003 Long Term Incentive and Share Award Plan.

(v)     “Restricted Shares” means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

(w)     “Restricted Share Unit” means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

(x)     “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(y)     “SAR” or “Share Appreciation Right” means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

(z)     “Shares” means common stock, $.01 par value per share, of the Company.

(aa)     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50°s or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.     Administration.

(a)     Authority of the Committee. The Plan shall be administered by the committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)     to select Eligible Persons to whom Awards may be granted;

(ii)      to designate Affiliates;

(iii)     to determine the type or types of Awards to be granted to each Eligible Person;

(iv)     to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(v)     to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(vi)     to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person, provided that such deferral shall be intended to be in compliance with Section 409A of the Code;

(vii)     to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

(viii)     to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix)     to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(x)     to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;

(xi)     to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

(xii)     to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b)     Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions. Notwithstanding any provision of the Plan to the contrary, the Committee may designate an officer of the Company (the “ Designated Officer”) who shall have the power and authority, subject to the terms and conditions of the Plan, to make awards under the Plan to employees or consultants who are not officers or directors of the Company for purposes of Section 16(b) of the Exchange Act; provided, however, that the authority of the Designated Officer to make such awards shall be subject to limitations as may be imposed from time to time by the Committee; provided further, however, that the resolution so authorizing the Designated Officer to make the awards shall specify the total number of rights or options that the Designated Officer may so award.

(c)     Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

(d)     Limitation on Committee’s Discretion. Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

(e)     No Option or SAR Repricing Without Shareholder Approval. Except as provided in the first sentence of Section 4(c) hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be amended to lower their exercise price and Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices.

4.     Shares Subject to the Plan.

(a)     Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be (i) 7,500,000 plus (ii) the number of Shares subject to awards granted prior to the Effective Date of this Plan under the Company’s 1999 Stock Incentive Plan which awards have been or are forfeited, canceled, terminated, surrendered or otherwise terminated without a distribution of Shares to the holder of the award; provided, however, that, subject to adjustment as provided in Section 4(c) hereof, no more than 7,500,000 Shares may be issued as ISOs under this Plan. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan and the number of Shares subject to Awards outstanding under the Plan, exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

(b)     Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares (i) with respect to which Options or SARs may be granted during a calendar year to any Eligible Person under this Plan shall be 1,000,000 Shares, and (ii) with respect to Performance Shares, Performance Units, Restricted Shares or Restricted Share Units intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code shall be the equivalent of 500,000 Shares during a calendar year to any Eligible Person under this Plan.

(c)     In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, (i) adjust any or all of (x) the number and kind of shares which may thereafter be issued under the Plan, (y) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (z) the exercise price, grant price, or purchase price relating to any Award, or (ii) provide for a distribution of cash or property in respect of any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise; provided further, however, that no adjustment shall be made pursuant to this Section 4(c) that causes any Award that is not otherwise deferred compensation subject to Section 409A of the Code to be treated as deferred compensation pursuant to Section 409A of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that the Committee shall not have discretion to increase the amount of compensation payable under any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(d)     Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5.     Specific Terms of Awards.

(a)     General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

(b)     Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

(i)     Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

(ii)     Option Term. The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.

(iii)     Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

(iv)     ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not, limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary or to employees of an entity that is treated as the Company or a Subsidiary under the Code.

(c)     SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

(i)     Right to Payment. A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise, over (2) the exercise price per Share of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying option).

(ii)     Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

(d)     Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

(i)     Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

(ii)     Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(iii)     Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

(iv)     Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

(e)     Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

(i)     Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

(ii)     Forfeiture. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

(f)     Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:

(i)     Performance Period. The Committee shall determine a performance period (the “Performance Period”) of one or more years or other periods and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the Shares; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA on a pre-bonus basis adjusted for the change in inventory for the Plan Year (“modified free cash flow”); free cash flow; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin; net profit margin; or any of the above criteria as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index. The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

(ii)     Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met. The Committee must certify in writing that the applicable performance criteria were satisfied prior to payment under any Performance Shares or Performance Units.

(iii)     Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, in the case of any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(iv)     Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units; provided further, however, that, in the case of any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code, any such waiver of restrictions or forfeiture conditions shall only be made under circumstances that do not cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(v)     Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. The Committee must certify in writing prior to the payment of any Performance Share or Performance Unit that the performance objectives and any other material terms were in fact satisfied.

(g)     Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

(h)     Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

6.     Certain Provisions Applicable to Awards.

(a)     Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to the provisions of Section 3(e) hereof prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

(b)     Term of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or SAR exceed a period of ten years from the date of its grant.

(c)     Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any such deferral shall be intended to be in compliance with Section 409A of the Code. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

(d)     Nontransferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.

(e)     Noncompetition. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

7.     Change of Control Provisions.

(a)     Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise provided by the Committee at the time of the Award grant, in the event of a Change of Control, (i) all outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction.

(b)     Definition of Change of Control. For purposes of this Section 7, “Change of Control” shall mean:

(i)     a merger, consolidation or reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(ii)     any stockholder-approved transfer or other disposition of all of substantially all of the Company’s assets; or

(iii)     the acquisition after the Effective Date, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

8.     General Provisions.

(a)     Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

(b)     No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s, consultant’s or director’s employment or service at any time.

(c)     Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state and local law.

(d)     Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that (i) any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under Section 422 of the Code, and (ii) any such amendment or alternation shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e)     No Rights to Awards; No Shareholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

(f)     Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(g)     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(h)     Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

(i)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)     Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws thereof.

(k)     Effective Date; Plan Termination. The Plan became effective as of December 3, 2003 (the “Effective Date”). As amended and restated, the Plan was scheduled to terminate on October 22, 2019. However, so long as the Plan is approved by shareholders, the Plan shall terminate as to future awards on September 14, 2026.

(l)     Section 409A. Awards under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Although the Company does not guarantee any particular tax treatment, to the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that is intended to comply with Section 409A of the Code, including regulations and any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(m)      Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

ANNEX C

1-800-FLOWERS.COM, INC.
SECTION 16 EXECUTIVE OFFICERS BONUS PLAN

(as amended and restated as of September 14, 2016)

SECTION 1.     Purpose.

1-800-FLOWERS.COM, Inc. (the “Company”) has established this Section 16 Executive Officers Bonus Plan (the “Plan”) in order to provide the Company’s Section 16 executive officers with an opportunity to earn annual bonus compensation, contingent on the achievement of certain performance goals, as an incentive and reward for their leadership, ability and exceptional services. The Company intends that compensation payable under the Plan will constitute “qualified performance-based compensation” under Section 162(m) of the Code (as hereinafter defined), and the Plan shall be interpreted and construed in a manner consistent with such intent.

SECTION 2.     Definitions.

2.1.     “Award” means the amount of cash bonus compensation to which an Eligible Employee is entitled for each Plan Year as determined by the Committee pursuant to Sections 4 and 5 of the Plan.

2.2.     “Code” means the Internal Revenue Code of 1986, as amended, including applicable regulations thereunder.

2.3.     “Committee” means the Compensation Committee of the Company’s Board of Directors (the “Board”) consisting of not less than two persons who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code are “outside directors” within the meaning of such section. The members of the Committee shall serve at the pleasure of the Board.

2.4.     “Determination Date” means the day not later than the 90th day of a Plan Year or such other date by which the Committee may establish performance goals for a Plan Year without causing an Award to be treated as other than performance-based compensation within the meaning of Section 162(m) of the Code.

2.5.     “Eligible Employee” means any Section 16 executive officer of the Company.

2.6.     “Plan Year” means the Company’s fiscal year or such other period established by the Committee.

SECTION 3.     Administration.

The Plan shall be administered by the Committee. The Committee shall have the authority to establish performance goals for the awarding of Awards for each Plan Year, to determine the Eligible Employees to whom Awards are to be made for each Plan Year; to determine whether performance goals for each Plan Year have been achieved; to authorize payment of Awards under the Plan, including determining the form and timing of payment and any conditions (such as further service requirements) that will apply to such payment; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; and to interpret the terms and provisions of the Plan. All determinations made by the Committee with respect to the Plan and Awards thereunder shall be final and binding on all persons, including the Company and all Eligible Employees.

SECTION 4.     Determination of Awards.

The amount of an Award for any Plan Year shall be an amount not greater than $2,000,000, which amount shall be determined based on the achievement of one or more performance goals established by the Committee with respect to the Eligible Employee. Performance goals may vary from Eligible Employee to Eligible Employee and shall be based upon such one or more of the following performance criteria as the Committee may deem appropriate: appreciation in share value; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA on a pre-bonus basis adjusted for the change in inventory for the Plan Year (“modified free cash flow”); free cash flow; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin or net profit margin. Performance goals may be expressed as absolute goals, goals compared to past performance, goals compared to the performance of a published or special index or benchmark deemed applicable by the Committee, or otherwise as determined by the Committee. The performance goals may be determined by reference to the performance of the Company, or of a subsidiary or affiliate, or of a division or unit of any of the foregoing. No later than the Determination Date, the Committee shall establish (i) the Eligible Employees who shall be eligible for an Award for such Plan Year, (ii) the performance goals for such Plan Year and (iii) the corresponding Award amounts payable under the Plan upon achievement of such performance goals and satisfaction of other conditions under the Plan or specified by the Committee. So long as an Award is fully contingent upon a measure of performance as specified in this Section 4, the Committee may consider other measures of performance or other circumstances in its exercise of discretion (“negative discretion”) to reduce the final Award. The Committee may specify at the time an Award opportunity is authorized or at any other time such other performance measures or other terms upon which it will exercise negative discretion.

SECTION 5.     Payment of Award.

Unless otherwise determined by the Committee at the time the terms of the Award are originally established, an Award (if any) to any Eligible Employee for a Plan Year shall be paid after the end of the Plan Year and on or prior to the fifteenth day of the third month following the end of the Plan Year, provided, however, that the Committee shall have first certified in writing (i) that the applicable performance goal or goals with respect to such Eligible Employee for such Plan Year were satisfied and the level of attainment of such goals, (ii) that all other material terms (if any) upon which payment of the Award is conditioned were satisfied and (iii) the amount of each such Eligible Employee’s Award. The Committee, unless it determines otherwise, may exercise discretion to decrease the amount otherwise payable under an Award by reason of the applicable performance goals having been achieved. If an Eligible Employee dies after the end of a Plan Year but before receiving payment of any Award, the amount of such Award (determined as set forth herein) shall be paid to a designated beneficiary or, if no beneficiary has been designated, to the Eligible Employee’s estate, in the form of a lump sum payment at the time set forth above for payment of Awards. Notwithstanding the foregoing, the Committee may determine, by separate employment agreement with any Eligible Employee or otherwise, that all or a portion of an Award for a Plan Year shall be payable to the Eligible Employee upon the Eligible Employee’s death or disability or upon a change of control of the Company, during the Plan Year.

SECTION 6.     Non-transferability.

No Award or rights under this Plan may be transferred or assigned other than by will or by the laws of descent and distribution.

SECTION 7.     Amendments and Termination.

The Board may terminate the Plan at any time and may amend it from time to time, provided, however, that no termination or amendment of the Plan shall materially and adversely affect the rights of an Eligible Employee or a beneficiary with respect to a previously certified Award except with the written consent of such Eligible Employee or beneficiary. Amendments to the Plan may be made without shareholder approval except as required to satisfy Section 162(m) of the Code.

SECTION 8.     General Provisions.

8.1.     Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan or any Award hereunder shall confer upon an Eligible Employee any right to continued employment.

8.2.     No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

8.3.     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, the authorization of Awards and performance goals in recognition of unusual or nonrecurring events, including stock splits, stock dividends, reorganizations, mergers, consolidations, large, special and non-recurring dividends, and acquisitions and dispositions of businesses and assets, affecting the Company and its subsidiaries or any business unit thereof, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant; provided, however, that no such adjustment shall be authorized or made if and to the extent that the existence or exercise of such authority would cause an Award hereunder to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

8.4     The Company may deduct from any payment in settlement of an Award or other payment to an Eligible Employee any Federal, state, or local withholding or other tax or charge which the Company is then required to deduct under applicable law with respect to the Award.

8.5     The validity, construction, and effect of the Plan and any rules and regulations or document hereunder shall be determined in accordance with the laws (including those governing contracts) of State of New York, without giving effect to principles of conflict of laws thereof.

8.6     Awards under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Although the Company does not guarantee any particular tax treatment, to the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that is intended to comply with Section 409A of the Code, including regulations and any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on an Eligible Employee by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

SECTION 9.     Effective Date of Plan.

The Plan was amended and restated on September 14, 2016, subject to shareholder approval.